UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
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ODYSSEY MARINE EXPLORATION, INC.
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ODYSSEY

MARINE EXPLORATION

Notice of 2025 Annual Meeting & 2025 Proxy Statement

(NASDAQ:OMEX)

Dear Fellow Stockholder,

As demand for critical minerals accelerates—driven by the clean energy transition, food security concerns, and the rise of advanced technologies—the race to secure sustainable, responsible sources of these minerals is more urgent than ever.

At Odyssey Marine Exploration, we believe the answers lie beneath the ocean’s surface. Unlike others in the sector, we’re not relying on a single project or a narrow opportunity. We’ve built a diversified portfolio of mineral assets—each addressing a different global shortage, each offering unique timelines, jurisdictions, and return profiles. This structure allows us to mitigate risk, sustain progress across market cycles, and create long-term value through a disciplined, phased investment approach—all while collaborating with leading stakeholders, technical experts, and industry partners to collectively advance the sector. This approach has yielded a growing pipeline of projects all structured for scalable development. Even modest success on a single asset has the potential to unlock meaningful returns.

One of the key recent catalysts for Odyssey is the 2024 NAFTA arbitration ruling in our favor, validating that the environmental permit needed to move our Mexican phosphate project forward was wrongfully denied. We’ve long recognized this project’s strategic importance and potential—not only for Odyssey but for North America’s broader phosphate resource security. Rather than viewing the arbitration award as a one-time financial outcome, we see it as a strategic catalyst for long-term value creation. We’re now positioned to engage constructively with the new Mexican administration in a strategic fertilizer project.

Phosphate plays a vital role in global food production and food security—and Mexico has the potential to emerge as a major producer. To help realize this potential, we’ve formed a joint venture with Capital Latinoamericano (CapLat), headed by agri-industry leader Juan Cortina Gallardo. CapLat brings together deep agricultural expertise, government relationships, and a shared commitment to sustainability—making it the ideal partner to responsibly develop this strategic resource for Mexico and the broader region. Further validating this vision, Mr. Cortina and other key stakeholders led a $4 million investment in Odyssey, demonstrating strong confidence in our strategy and the future of this project and others within our growing portfolio.

Beyond Mexico, exploration efforts in the Cook Islands are advancing, with the companies in which we’ve invested nearing completion of their exploration programs. The forthcoming phase includes trial harvesting and feasibility assessments to support scalable commercial recovery and processing of the ore in line with the goals and regulatory framework of the Cook Islands’ Seabed Mineral Authority. Our strategic ownership stakes in two of the three exploration license holders provide us with a robust foothold in one of the world’s most promising deep-sea mineral jurisdictions.

Increasingly, we are seeing other governments around the world beginning to implement regulatory frameworks that will enable us to initiate our projects. Early-stage exploration is underway in several new jurisdictions identified through our proprietary Global Prospectivity Analysis, which guides our selection of high-potential mineral projects in EEZs open to exploration. This process anchors our strategic pipeline and helps us focus on the most supportive jurisdictions for offshore development.

Despite the scale of our assets and strategic positioning, the market is not currently valuing these assets. Odyssey remains undervalued. Our balance sheet does not reflect the long-term value of our project investments, secured mineral rights, Global Prospectivity database files, or our extensive partner network. Nor does our market capitalization reflect the growth potential embedded in our project portfolio. For years, investors focused heavily on the NAFTA arbitration as a single catalyst—overlooking the broader, long-term opportunity Odyssey represents. Each of our active projects has the potential to generate hundreds of millions of dollars in value, with even one success capable of returning Odyssey to its historical highs—or beyond.

As we grow our portfolio, we know it’s essential to expand our team, so we are pleased to welcome Larissa Pommeraud to our Board of Directors. Ms. Pommeraud brings extensive experience in corporate strategy, operations, and environmental sustainability. She advises a diverse portfolio of companies, including Agno Health, where she serves as fractional Chief Operating Officer. Additionally, she serves with me on the board of Marine Applied Research and Exploration (MARE), a nonprofit organization dedicated to advancing deep-sea research and conservation through cutting-edge robotic technology, where she is the chair. Her expertise will be invaluable as we continue pursuing our responsible seafloor mineral exploration and sustainable resource management mission.

Odyssey is unlocking the deep sea’s potential through a proven approach, strong partnerships, and a commitment to responsible development, creating long-term value in a rapidly growing industry. We appreciate your continued support as we shape the future of subsea mineral exploration and development.

With gratitude,

Mark D. Gordon

Chief Executive Officer and Chairman of the Board of Directors

Odyssey Marine Exploration, Inc.

April 25, 2025

Odyssey Marine Exploration, Inc.

205 S. Hoover Boulevard, Suite 210

Tampa, Florida 33609

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 9, 2025

The Annual Meeting of Stockholders of Odyssey Marine Exploration, Inc. will be held at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607 on Monday, June 9, 2025, at 9:30 a.m. (EDT) for the following purposes:

1.	to elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025;

3.

to adopt an amendment to the Company’s articles of incorporation (the “Articles Amendment Proposal”), in the form attached as Appendix A (the “Certificate of Amendment”), with the following sub-proposals:

(a)

a proposal for discretionary authority to file an amendment to our articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 shares to up to 150,000,000 shares or such lesser number of shares of common stock as is determined by the Board of Directors (the “Authorized Capitalization Proposal”); and

(b)

a proposal for discretionary authority to implement an up to one for eight reverse stock split whereby each eight (or such lesser number as is determined by the Board of Directors) issued and outstanding shares of the Company’s common stock will be combined into one share of the Company’s common stock (the “Reverse Split Proposal”).

4.	to obtain non-binding advisory approval of the compensation of our named executive officers; and

5.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.

The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof is Friday, April 11, 2025.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “Voting via the Internet, by Telephone or by Mail” on page 2 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. If you are a registered holder and decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board

Tampa, Florida

April 25, 2025

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxydocs.com/OMEX. In accordance with rules promulgated by the Securities and Exchange Commission, we have elected to use the Internet as our primary means of furnishing proxy materials to our stockholders. Therefore, most stockholders will not receive paper copies of our proxy materials. Instead, we will send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting by use of the Internet. The Notice of Internet Availability of Proxy Materials also informs stockholders how to get paper copies of our proxy materials if they wish to do so. We believe this method of proxy distribution will make the proxy distribution process more efficient, less costly, and will contribute to the conservation of natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via e-mail unless you change your election.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement

Odyssey Marine Exploration, Inc.

205 S. Hoover Boulevard, Suite 210

Tampa, Florida 33609

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Odyssey Marine Exploration, Inc., a Nevada corporation (the “Company,” “Odyssey,” “we,” “us,” or “our”), for the Annual Meeting of Stockholders to be held at 9:30 a.m. (EDT) on Monday, June 9, 2025, at the Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607, and at any adjournments or postponements of the Annual Meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are:

1.	to elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	to ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025;

3.

to adopt an amendment to the Company’s articles of incorporation (the “Articles Amendment Proposal”), in the form attached as Appendix A (the “Certificate of Amendment”), with the following sub-proposals:

(a)

a proposal for discretionary authority to file an amendment to our articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 shares to up to 150,000,000 shares or such lesser number of shares of common stock as is determined by the Board of Directors (the “Authorized Capitalization Proposal”); and

(b)

a proposal for discretionary authority to implement an up to one for eight reverse stock split whereby each eight (or such lesser number as is determined by the Board of Directors) issued and outstanding shares of the Company’s common stock will be combined into one share of the Company’s common stock (the “Reverse Split Proposal”).

4.	to obtain non-binding advisory approval of the compensation of our named executive officers, and

5.	to transact such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof.

VOTING

Voting Rights

Only stockholders of record of Odyssey Marine Exploration, Inc. common stock on the record date, April 11, 2025, will be entitled to vote at our Annual Meeting. Each holder of record will be entitled to one vote on each matter for each share of common stock held by such holder on the record date. On the record date, there were 29,161,833 shares of our common stock outstanding.

A majority of the voting power that is present in person or by proxy shall at the Annual Meeting constitute a quorum at the Annual Meeting. Shares represented by a properly signed and returned proxy card will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote. Likewise,

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	1

shares represented by “broker non-votes” will be treated as present for purposes of determining a quorum. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves to vote such shares on that matter. Your broker will not have discretion to vote on non-routine matters absent direction from you, including the election of directors. The advisory vote to approve our named executive officer compensation, and the proposal to amend our articles of incorporation. If you hold your shares through a broker, your broker is permitted to vote your shares on “routine” matters, which includes the ratification of the independent registered public accounting firm, even if the broker does not receive instructions from you.

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the Annual Meeting is required for the election of directors (Proposal 1). Stockholders may not cumulate votes in the election of directors. Proposals 2 and 4 require the approval of the holders of a majority of votes properly cast on the proposal. Abstentions and broker non-votes have no effect on the determination of whether a director nominee or any proposal has received a plurality or majority of the votes cast. The affirmative vote of a majority of the voting power is required to amend the articles of incorporation (Proposal 3), including each sub-proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal because the shares are considered outstanding voting power but are not affirmative votes

If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Recommendations of the Board of Directors

The Odyssey Marine Exploration, Inc. Board of Directors recommends that you vote:

•	FOR each of the nominees to the Board of Directors (Proposal 1);

•	FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2);

•	FOR adoption of the amendment of the Company’s articles of incorporation (Proposal 3), including each of the sub-proposals; and

•	FOR the proposal to approve the compensation of our named executive officers (Proposal 4).

Voting via the Internet, by Telephone or by Mail

Registered Holders

If you are a “registered holder” (meaning your shares are registered in your name with our transfer agent, Computershare Trust Company, N.A.), then you may vote either in person at the Annual Meeting or by proxy. If you decide to vote by proxy, you may vote via the Internet, by telephone or by mail, and your shares will be voted at the Annual Meeting in the manner you direct. For those registered holders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card or such holders may complete, sign, date and return the paper proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials. For those stockholders who receive a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials provides information on how to access your proxy card, which contains instructions on how to vote via the Internet or by telephone or to receive a paper proxy card to vote by mail. Telephone and Internet voting facilities for registered stockholders of record will close at 9:30 a.m. (EDT) on June 9, 2025.

If you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the four proposals.

Beneficial Owners

If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, trustee, bank, or other nominee holds shares on your behalf), you may vote in person at the Annual Meeting only if you obtain a “legal proxy” from the nominee that holds your shares and present it to the inspector of elections with your ballot at the Annual Meeting. Alternatively, you may provide voting instructions to the nominee that holds your shares by completing, signing and returning the voting

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	2

instruction form that the nominee provides to you, or by using telephone or Internet voting arrangements described on the voting instruction form, the Notice of Internet Availability of Proxy Materials or other materials that the nominee provides to you.

Note to Beneficial Owners: Under applicable laws, a broker, trustee, bank, or other nominee has the discretion to vote on routine matters, including the ratification of the independent registered public accounting firm. Securities and Exchange Commission rules do not permit a broker, trustee, bank, or other nominee to vote on behalf of beneficial owners with respect to non-routine matters, such as the election of directors, an amendment our articles of incorporation, or the advisory vote to approve our named executive officer compensation. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a “legal proxy” from your brokerage firm, bank or other holder of record and present it to the Inspector of Elections with your ballot. Stockholders who have elected to receive the proxy materials electronically will receive an e-mail on or about April 25, 2025, with information on how to access stockholder information and instructions for voting.

Electronic Delivery

Stockholders who have elected to receive our 2025 Proxy Statement and 2024 Annual Report on Form 10-K to stockholders electronically will receive an email on or about April 25, 2025, with information on how to access stockholder information and instructions for voting.

If you received your Notice of Internet Availability of Proxy Materials or all of your Annual Meeting materials by mail, we encourage you to sign up to receive your stockholder communications electronically. Email delivery benefits the environment and saves us money by reducing printing and mailing costs. With electronic delivery, you will be notified by email as soon as the Annual Report on Form 10-K and Proxy Statement are available on the Internet, and you may submit your stockholder votes online. Your electronic delivery enrollment will be effective until you cancel it. If you are a registered holder, visit www-us.computershare.com/Investor to create a login and to enroll. If you hold your shares of stock through a bank, broker, trustee or other nominee, please refer to the information provided by that entity for instructions on how to elect to view future Proxy Statements and Annual Reports over the Internet and how to change your elections.

Changing or Revoking Your Proxy

You may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Corporate Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares in “street name,” you must contact the nominee that holds the shares on your behalf to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a legal proxy as described above.

Admission to the Meeting

If you plan to attend the Annual Meeting, please bring the following:

1.

Proper identification, such as a driver’s license or passport containing a recent photograph. We may inspect your bags or packages, and we may require you to check them, and, in some cases, we may not permit you to enter the meeting with them. The use of cell phones, smartphones, recording and photographic equipment and/or computers is not permitted in the meeting room.

2.	“Acceptable Proof of Ownership” if your shares are held in “Street Name.”

Acceptable Proof of Ownership is either (a) a letter from your broker stating that you beneficially owned Odyssey Marine Exploration, Inc. stock on the record date, April 11, 2025, or (b) an account statement showing that you beneficially owned Odyssey Marine Exploration, Inc. stock on the record date.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Elections and disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	3

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees for Election at this Annual Meeting

The Board of Directors currently consists of five directors, all of whom are standing for election at the Annual Meeting. The Board of Directors recommends the election as directors of the five nominees listed below. All five of the nominees, Mark D. Gordon, Mark B. Justh, Larissa T. Pommeraud, Jon D. Sawyer, and Todd E. Siegel are currently directors of the Company. The persons named as “proxies” in the form of proxy will vote the shares represented by all valid returned proxies in accordance with the instructions of the stockholders returning such proxies. If, at the time of the Annual Meeting, any of the nominees named below should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors does not expect any of the nominees to be unable to serve as director.

The Board represents a wide range of experience and perspectives important to enhancing the Board’s effectiveness in fulfilling its oversight role. The table below sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held; the period during which each person has served as a director; and any additional directorships with public companies. The term of each director will end at the next Annual Meeting of Stockholders and until their successors are elected and qualified or until the earliest of their death, resignation, or removal.

Mark D. Gordon Age 64 Director since January 2008; Chairman since June 2019; CEO since October 2014; President October 2007 – June 2019

Key Qualifications

The Board recognizes Mr. Gordon’s position with the Company as CEO and former President, as well as his entrepreneurial ability to build companies and lead them to realizing their true potential for success. He has helped guide the management team through the challenges and complexities of building a company; and he has strategically expanded opportunities for the Company by exploring new concepts and creative solutions to issues facing the Company, including funding, investor relations and communications forging lasting alliances across industry and organizational levels. Mr. Gordon’s leadership, management, strategic planning, business development and investor communications activities allow him to understand the complexities of the business and bring a unique perspective to the Board’s strategic discussions.

Mark B. Justh Age 60 Director since July 2013; Lead Director since June 2015; Chairman of the Audit Committee since June 2023; previously Chairman of the Audit Committee from June 2014-June 2016

Key Qualifications

The Board recognizes that Mr. Justh has results-oriented experience in the financial services industry. He has managed equities and derivatives distribution businesses in both the United States and Asia for J.P. Morgan and worked primarily with large global institutional investors and hedge funds. He has significant experience in both primary and secondary equities markets for both domestic and international corporations. The Board recognizes that Mr. Justh has an in-depth knowledge of industry trends, risk assessment and financial management. His background, both domestic and international, allows him to bring a unique perspective to the Board’s strategic and financial discussions, which provides the knowledge and practical understanding for chairing the Audit Committee .

Larissa T. Pommeraud Age 47 Director since March 2025

Key Qualifications

The Board recognizes that Ms. Pommeraud’s 20 years of strategic, governance, financial, business development and operations leadership experience will play a critical role in Odyssey’s mission and long-term vision for sustainable minerals, supporting clean energy transition, and ensuring a stable phosphate supply to strengthen global food security. Ms. Pommeraud brings extensive experience in corporate leadership, strategy and environmental sustainability with a strong focus on balancing economic growth with responsible resource management.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	4

Jon D. Sawyer Age 78 Director since November 2009; Chairman of Compensation Committee since March 2011; Chairman of Governance Committee June 2015-June 2021

Key Qualifications

The Board recognizes that Mr. Sawyer’s expertise in corporate securities law, including his past experience with the Securities and Exchange Commission and extensive knowledge of the management of public companies on various issues such as financing, corporate governance, disclosure issues, executive compensation reporting, and mergers and acquisitions, provide the Board valuable insights regarding governance, regulatory process and law. His experience, background and knowledge are valuable assets to the Board and give him further insight into chairing the Compensation Committee.

Todd E. Siegel Age 66 Director since March 2021; Chairman of the Governance and Nominating Committee since June 2021

Key Qualifications

The Board recognizes Mr. Siegel’s extensive experience as a chief executive, chairman and director of publicly held companies. Mr. Siegel’s broad business background, including management and operations, combined with his long relationship with and knowledge of all facets of the Company, makes him an asset to the Board. The Board of Directors believes his experience as a board member for several companies, including service on governance and capital committees, allows Mr. Siegel to bring insight as the chair of the Governance and Nominating Committee.

The affirmative vote of the holders of a plurality of votes properly cast on the proposal at the Annual Meeting is required for the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR the nominees named above.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	5

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following sets forth biographical information for at least the last five years as to the business experience of each of the Company’s executive officers and directors.

Directors

Mark D. Gordon has been a director since January 2008, Chairman since June 2019 and Chief Executive Officer since October 2014. He also serves on the Board of Directors of Marine Applied Research and Exploration (MARE), a non-profit agency focused on working collaboratively with state and federal agencies to explore and document deep-water ecosystems. Mr. Gordon was Odyssey’s President from October 2007 until June 2019 and Chief Operating Officer from October 2007 until October 2014 after serving as Executive Vice President of Sales. He joined the Company in June 2005 as Director of Business Development. Prior to joining Odyssey, Mr. Gordon started, owned, and managed four different entrepreneurial ventures from 1987 to 2003, including Synergy Networks, which he founded in 1993 and served as Chief Executive Officer until September 2003, when the company was sold to the Rockefeller Group. He continued to serve as President of Rockefeller Group Technology Services Mid Atlantic, a member of Rockefeller Group International, until December 2004. Mr. Gordon received a B.S. degree in Business Administration in 1982 and an M.B.A. degree in 1983 from American University.

Mark B. Justh joined Odyssey’s Board in July 2013 and was appointed as Lead Director in June 2015. Mr. Justh served as the Chairman of the Audit Committee from June 2014 to June 2016 and was re-appointed as Chairman of the Audit Committee in June 2023. He also serves on the Compensation and Governance and Nominating Committees. Mr. Justh is also the CEO of JD Farms, an organic hay and antibiotic free cattle farm, as well as the co-founder of Eaton Hemp, an organic hemp farm, both of which are located in New York state. Mr. Justh served as Managing Director at J.P. Morgan, Hong Kong, for over ten years. Prior to that, Mr. Justh was a Partner at HPJ Media Ventures/DeNovo Capital from 2000 to 2002, where he managed a $25 million fund that made private investments in media properties. From 1994 to 2000 he was a Vice President at Goldman Sachs International, responsible for Institutional Equity Sales coverage of Switzerland and France for U.S. equity products. Mr. Justh earned his A.B. degree in Economics from Princeton University, his M.S. degree in Real Estate Finance from New York University and his M.B.A. degree from INSEAD (France). Mr. Justh was also honorably discharged from the U.S. Army Reserve as a First Lieutenant in the Medical Service Corps.

Larissa T. Pommeraud joined Odyssey’s Board of Directors in March 2025. She also serves on Odyssey’s Compensation and Governance and Nominating Committees. Ms. Pommeraud currently serves as Chief Operating Officer of Agno Health, Inc., a provider of mental health solutions, and as Board Chair of Marine Applied Research and Exploration (MARE), non-profit agency focused on working collaboratively with state and federal agencies to explore and document deep-water ecosystems She previously served as Chief Product Officer of League One Volleyball, Global General Manager of Emerging Businesses at Art.com, Head of Strategy & Corporate Development for StubHub, Vice President of Brand and Business Strategy at Arnold Worldwide, and Strategy Consultant as well as Head of North American Marketing and EMEA Strategy and Operations at Bain & Company. Ms. Pommeraud earned her B.A. in Economics and Environmental Science & Public Policy from Harvard University and holds an M.B.A. from INSEAD (France), where she was President of the student government.

Jon D. Sawyer joined the Board of Directors in November 2009 and has served as chairman of the Compensation Committee since March 2011. He also served as chairman of the Governance and Nominating Committee from June 2010 to June 2011 and once again from June 2015 to June 2021. He also serves on Odyssey’s Audit and Governance and Nominating Committees. Mr. Sawyer opened his own securities law firm in January 2014 in Denver, Colorado, and he retired from his securities law practice in January 2018. Prior to that he was a practicing securities lawyer with the firm of Jin, Schauer & Saad, LLC in Denver, Colorado, where he worked from March 2009 until December 2013. He started his securities law career working for the Denver Regional Office of the Securities and Exchange Commission as a trial attorney from 1976 to 1979. He worked the next 27 years practicing securities law in private practice, and during this time he served as securities counsel for Odyssey from 1997 to 2006. He was a partner with the Denver law firm of Krys, Boyle, P.C. from November 1996 until June 2007. From June 2007 until March 2009, he was a co-owner and worked full time in various capacities including President and general counsel for Professional Recovery Systems, LLC, a privately held financial services firm engaged in the business of purchasing, selling and collecting portfolios of consumer charged-off debt.

Todd E. Siegel joined the Board of Directors in March 2021 and has served as chairman of the Governance and Nominating Committee since June 2021. He also serves on the Audit and Compensation Committees. He is currently the Chief Executive Officer of Centered Solutions, LLC, an international company that specializes in prescription-based pharmacy automation, workflow software and supply chain integration, a position he has held since 2017. Previously, Mr. Siegel served as President

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	6

and Chief Executive Officer of MTS Medication Technologies, Inc. from 1993 to 2010. After the company was taken private, he continued to serve as Chief Executive Officer until the sale of MTS to Omnicell in 2012. Mr. Siegel is currently a member of the board of directors of Superior Group of Companies, Inc. (Nasdaq: SGC), where he chairs the Corporate Governance, Nominating and Ethics Committee and serves on the Capital Committee and the Compensation Committee.

Executive Officers

John D. Longley (age 58) was appointed President in June 2019 and has served as Chief Operating Officer since October 2014. Previously, Mr. Longley served as Senior Vice President since 2012 and Director of Business Operations since 2005, when he joined the Company. Mr. Longley works with the international research and marine operations departments to identify prospective projects and advance their value through geological, environmental, engineering, and commercial programs for mineral extraction in an environmentally responsible way. Prior to joining Odyssey, Mr. Longley served as Vice President of Sales and Marketing for Public Imagery from 2003 to 2005 and Director of Retail Marketing for Office Depot North American stores from 1998 to 2003. Mr. Longley graduated with a B.S. degree in Communications from Florida State University.

There are no family relationships among any of the directors or the executive officers of the Company.

Code of Ethics

Our Code of Ethics applies to our directors, officers, employees, and contractors, including our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer and other persons performing similar functions. Within the time period required by the Securities and Exchange Commission (“SEC”) and Nasdaq, we will post on our website any amendment to the Code of Ethics and any waiver applicable to any of our directors, or executive officers. A copy of the Code of Ethics can be found by clicking on the Investors section of our website, www.odysseymarine.com.

Board of Directors and Executive Officers

During the fiscal year ended December 31, 2024, our Board of Directors held four regular meetings, five special meetings and three executive sessions of independent directors. There were also five meetings of special committees comprising directors independent from CIC Limited and with respect to the legacy shipwreck recovery held during 2024. Each director then in office attended at least 75% of the aggregate number of meetings held by the Board of Directors, its committees and its private sessions during fiscal 2024

Directors standing for election are expected to attend the Annual Meeting of Stockholders. All of the directors in office as of December 31, 2024, attended the 2024 Annual Meeting of Stockholders.

Except as otherwise provided in an employment agreement, executive officers are appointed by the Board of Directors to hold office until the next Annual Meeting of the Company, which is expected to be June 9, 2025. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company. With respect to each of the above-named executive officers and directors, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred during the past ten years.

Board Leadership Structure

Under our Corporate Governance Guidelines, our Board does not have a policy regarding whether the roles of Chairman and Chief Executive Officer should be separate because our Board believes it is in the best interests of our Company to retain the flexibility to have a separate Chairman and Chief Executive Officer or, if circumstances dictate, to combine the roles of Chairman and Chief Executive Officer.

Our leadership structure features a non-independent director serving as Chairman of the Board and Chief Executive Officer (Mark D. Gordon), and an independent director serving as Lead Director (Mark B. Justh), and strong, active independent directors serving on and chairing our Board committees. The Board of Directors periodically reviews this structure to determine the most appropriate structure. The Board also plans for the succession of the position of Chief Executive Officer, as well as certain other senior management positions, on an annual basis.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	7

Executive Sessions

Our independent directors meet regularly in executive session without employee-directors or other executive officers present. The Lead Director presides at these meetings. During 2024, the independent directors met three times in executive sessions.

Risk Oversight

It is management’s responsibility to manage risk and to bring material risks to the attention of the Board of Directors. In 2022, an in-house General Counsel with mining experience was added to the management team to lead risk management efforts. Risk assessment and oversight is a key function of our Board of Directors. In meetings in which all members of the Board are in attendance, risk assessment and oversight issues are a frequent topic of discussion and action. Because of its significance, the task of risk assessment and oversight is functionally shared by management, the Audit Committee and the Governance and Nominating Committee.

During 2024, management enhanced its cybersecurity efforts by continuing the following actions:

•	our systems infrastructure is located in a cloud-based environment to increase our security and data reliability;

•	employing various measures to mitigate user download risks;

•	utilizing a best-in-class cybersecurity and threat monitoring/detection/response service providing 24/7/365 protection and utilizing both automated and live teams;

•	an extra cloud-based data backup service to safeguard our data and to help ensure business continuity and compliance; and

•	requiring all employees and full-time consultants to complete cybersecurity training.

In addition to the efforts mentioned above, we added an automated security awareness program that delivers simulated phishing tests on all users and provides personalized phishing awareness training if needed.

The Company’s cybersecurity is discussed thoroughly with the Board at formal meetings.

The Company’s Environmental, Social and Governance Committee oversees the risks related to environmental, social and corporate governance (“ESG”) strategy, initiatives and policies, including communication with the employees, directors, investors and other stakeholders with respect to the ESG matters. Oversight lies at the Board of Directors level. The Board of Directors relies on the ESG Committee, comprising key senior leaders providing input toward our goals and reviewing opportunities for program enhancement, to set and implement goals and to provide regular updates to and input from the Board of Directors. The ESG Committee meets on a quarterly basis with outside ESG consultants as well tracks crucial data toward achieving our goals.

Our Compensation Committee has concluded that the Company’s incentive compensation plans are not structured toward performance measures that encourage risk-oriented activities by officers and key employees.

Board Diversity

The Company understands and appreciates that a Board of Directors consisting of individuals with diverse personal characteristics, experiences, skills, and attributes contribute positively to corporate governance and enhancing stockholder value. In March 2025, our Board of Directors added a female independent director. The Board of Directors is focused on continuing to consider and improve our diversity when we consider candidates for board seats, but there is no certainty this goal will be achieved.

Although the Company has no express diversity policy in the identification of nominees for director, diversity is one of many factors, none of which is assigned any particular weight, that the Board of Directors considers in identifying candidates. Further qualifications are set forth in the Charter and Guidelines of the Governance and Nominating Committee.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	8

Independence of Board Committee Members

The Company currently has four directors, Mark B. Justh, Larissa T. Pommeraud, Jon D. Sawyer and Todd E. Siegel, who are “independent directors” as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market. The Board of Directors affirmatively determined, from its review of the completed Directors and Officers Questionnaires, that each of the current independent directors nominated for election at the Annual Meeting continues to meet the standards for independence under Nasdaq and Exchange Act Rules.

Service on Other Boards of Directors

Our Board of Directors believes that each director of the Company should be allowed to sit on the board of not more than two publicly traded companies without the prior approval of the Board of Directors. It is the position of the Board that approval of a director to sit on more than two boards simultaneously while sitting on Odyssey’s Board will be limited to special circumstances, provided that the arrangement will not interfere with the director carrying out the duties to the Board of the Company. None of our directors currently sits on the board of more than two publicly traded companies.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	9

Director Stock Ownership Policy
To further establish the link between our directors and stockholder interests, the Board of Directors adopted a Director Stock Ownership Policy in 2013. The policy requires each director, within five years of the applicable date, to hold an amount of our common stock valued at four times the amount of the annual retainer for the year the policy first applies to them. The Stock Ownership Policy must be met no later than the fifth anniversary of a director’s initial election or appointment. Each of our current directors who has served for at least five years has met this requirement.
Insider Trading Policy
Our Insider Trading Policy expressly states that no director, officer, employee, subcontractor, consultant, visitor or business invitee of the Company who is aware of material nonpublic information relating to the Company may, directly or through a family member or other person or entities, (a) buy or sell securities of the Company, or engage in any other action to take personal advantage of that information, or (b) disclose that information to anyone outside of the Company, including family members or friends.
The Company’s Insider Trading Policy, in appropriate circumstances, permits transactions pursuant to a pre-approved
trading plan that complies with Rule
10b5-1
to take place during periods in which the individual entering the transaction may have material nonpublic information or during blackout periods. Our Insider Trading Policy also prohibits hedging and pledging transactions in our common stock by officers, directors, employees and any other person covered by our Insider Trading Policy.
The Company provides mandatory semi-annual training to all directors, employees and full-time consultants regarding the Company’s Insider Trading Policy.
Annual Board Self Assessments
The Board conducts an annual self-evaluation coordinated by the Chairman of the Governance and Nominating Committee. The evaluation process includes multiple layers including a full board evaluation, an evaluation of the Audit Committee by the full board and a self-evaluation by the Audit Committee. In addition, each of the Compensation Committee and the Governance and Nominating Committees conducts an annual self-evaluation. This process helps inform the Governance and Nominating Committee of the director skills and experience qualifications to meet current and anticipated needs of the business. All facets of Board and committee activity are evaluated and discussed during the reporting process.
To protect anonymity and the integrity of the Board evaluation process, our General Counsel compiles the responses into a report on behalf of the Governance and Nominating Committee. The most recent Board self-evaluation process was conducted and reported on in March 2025.
Environmental, Social and Governance (ESG)
Our focus on maintaining accountability, transparency and being a trusted partner is at the core of our mission statement: to provide access to critical resources in an environmentally responsible manner that will bring societal and economic benefit for generations to come. This mission includes a formal consideration of the Environmental, Social and Governance (ESG) factors that are most important for our business and stakeholders: protecting the environment, investing in our people and enhancing diversity, equity and inclusion, supporting our host communities, and doing business in accordance with our core values.
Oversight and accountability throughout the organization for our ESG initiatives start with our Board of Directors, which consists of highly qualified leaders in their respective fields who bring a range of experiences and perspectives to the Board. At the management level, our ESG Working Group has responsibility for implementing our various ESG initiatives.
Governance aspects including information on director independence and diversity, our Code of Ethics, and our cybersecurity program are discussed in other sections of this Proxy Statement. This section therefore focuses primarily on ESG highlights in our priority social and environmental-related areas. On our website at
www.odysseymarine.com
you can find more information on each of these areas.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	10

Environment

All of Odyssey’s current projects involve subsea mineral resource development. Environmental considerations are therefore deeply ingrained into every aspect of our business and operating framework, and we will not proceed with projects unless world-class environmental science supports that resources can be recovered in an environmentally responsible way.

We design our project plans with a goal of achieving leading global standards for environmental responsibility at every stage, beginning with initial research and continuing through exploration. Important considerations during our research phase include limiting sound, minimizing materials released into water columns and striving to avoid incidents of pollutant or harmful toxic materials released into the water column. Each exploration project includes environmental surveys and studies that will inform an Environmental Impact Assessment. Our surveys remain compliant with local jurisdictional requirements and generally follow International Seabed Authority recommendations.

To ensure that our approach is in line with leading global standards, our projects are conducted under the supervision of a Chief Environmental Scientist for environmental management, and a Qualified Person/Competent Person to assure mineral resource confidence. We are also advised by a Seabed Mineral Advisory Board comprised of technical advisors and subject matter experts.

Odyssey maintains compliance with standards for safeguarding health, safety and the environment such as International Organization for Standardization standards. Additionally, Odyssey abides by the codes of conduct, practices and principles of the International Marine Minerals Society (IMMS). Odyssey, along with IMMS and other scientific, governmental and industry leaders, is a part of a broad international consortium currently working to develop the first handbook for ESG in relation to marine minerals projects.

People

We believe our success has always been dependent on our team of professionals who are passionate about the ocean, discovery, and making a difference. Therefore, we invest in our people and cultivate a dynamic, engaging, safe and welcoming workplace that drives innovation, encourages collaboration, and helps our people thrive.

Odyssey has a long tenured team that continues to grow and attract world class experts. We believe this is a testament to our culture of treating our team with respect and providing them with the tools and setting to be productive and innovative. We prioritize well-being, and we strive to provide competitive compensation and benefits that allow employees to maintain a healthy home and work life.

We recognize that our ability to retain and recruit employees with diverse backgrounds and perspectives is critical to drive innovation and to adapt to future challenges. To date, our primary focus has been on gender diversity. Currently, 33% of our Executive Team and 50% of our employees below executive level are female. As we grow our employee base and expand our work in other countries with diverse local communities, we strive to foster an inclusive company culture through increased training and awareness programs such as cultural sensitivity.

Odyssey is committed to maintaining an incident-free, healthy work environment for employees and contractors. Our focus on responsible seafloor exploration includes adhering to international best practices in occupational health and safety, and we maintain risk control measures and use several key performance indicators to measure performance and track progress towards our safety goals.

Community Engagement

Odyssey strives to be a strong partner in the communities where we operate, including the host communities where we operate and those closer to home. We aspire to build and sustain a trusted relationship with these community stakeholders to earn and maintain a social license to operate. We work to achieve this through engaging with the community, local job creation, training and development, as well as being mindful of potential adverse impacts. Our actions are guided by our Code of Ethics, including our anti-bribery and corruption policy, as well as applicable laws. We have also instituted a formal grievance mechanism which is reported to the Board of Directors and the General Counsel.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	11

Committees of the Board

We have three standing committees: the Governance and Nominating Committee, the Compensation Committee, and the Audit Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found in the Investors section of our website, www.odysseymarine.com.

The members of the committees, as of the date of this proxy statement, are identified in the following table:

Name	Audit Committee	Compensation Committee	Governance & Nominating Committee
Mark B. Justh	<	●	●
Larissa T. Pommeraud		●	●
Jon D. Sawyer	●	<	●
Todd E. Siegel	●	●	<

< Represents Committee Chair

Governance and Nominating Committee

The Governance and Nominating Committee Charter and Guidelines were adopted in May 2006 and have been reviewed, amended and updated by the Board of Directors from time to time as necessary. The Charter was last amended by the Board of Directors in March 2015. The Governance Committee Charter and Guidelines was reviewed during March 2025 with no changes made. A copy of the Governance and Nominating Committee Charter and Guidelines is available on our website at www.odysseymarine.com. The Governance and Nominating Committee presently consists of Mark B. Justh, Larissa T. Pommeraud, Jon D. Sawyer, and Todd E. Siegel (Chairman). The purpose of the committee is to provide assistance to the Board of Directors in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Company including (i) identification and recommendation of qualified candidates for election to its Board of Directors and its committees; (ii) development and recommendation of appropriate corporate governance guidelines for the Company; (iii) recommendation of appropriate policies and procedures to ensure the effective functioning of the Board of Directors; (iv) recommendations regarding the appointment of corporate officers and the adoption of appropriate processes to ensure management succession and development plans for the principal officers of the Company and its key subsidiaries; and (v) recommendations regarding proposals submitted by stockholders of the Company. During the fiscal year ended December 31, 2024, the committee held three meetings.

The nomination process for incumbent members of the Board consists of an annual review by the committee in which the committee reviews each member’s (i) ability and willingness to continue service on the Board; (ii) past performance as a member of the Board; and (iii) continued Board eligibility and independence. If a director vacancy arises, the committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment by the Board to serve the remainder of the term of the director position that is vacant or for election at the Stockholders’ Annual Meeting. A director nominee shall meet the director qualifications as determined by the Board from time to time, including that the director nominee possesses personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. The Governance and Nominating Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but the Committee does not have a formal policy regarding Board diversity. The committee uses a Director Nomination Form, a Corporate Director Questionnaire, and background reports as appropriate to assess the background and qualification of prospective candidates.

A candidate may be nominated for appointment or election to the Board by the committee or by a stockholder who, in compliance with Rule 14a-8,has continuously held a market value of our common stock by the date it submits the proposal (i) of at least $2,000 not less than three years, (ii) of at least $15,000 for a period not less than two but less than three years, or, (iii) of at least $25,000 for a period of not less than one year but less than two years. In accordance with Rule 14a-8, stockholder proposals intended for inclusion in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders must be received by the Company no later than December 26, 2025. Such proposals must meet certain requirements of applicable laws and regulations in order to be considered for possible inclusion in the proxy statement for that meeting. Proposals must set forth the name, age, and address of the person recommended for nomination; the principal occupation or

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	12

employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the stockholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee described above. Furthermore, aggregation of holdings for the purposes of satisfying the ownership thresholds is not allowed; any stockholder presenting a proposal through a designated representative shall provide documentation clearly indicating the representative is authorized to act on the stockholder’s behalf and to provide a meaningful degree of assurance as to the stockholder’s identity, role, and interest in the proposal; and any stockholder presenting a proposal must state that it is able to meet with the Committee in person or by teleconference between 10 and 30 calendar days after submitting the proposal.

To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2026 Annual Meeting of Stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2026.

If the date of the Company’s 2026 Annual Meeting of Stockholders is changed by more than 30 calendar days from the anniversary of the 2025 Annual Meeting of Shareholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company, in accordance with Rule 14a-19(b)(1).

Stockholders also may also submit proposals in connection with the Company’s 2026 Annual Meeting of Stockholders outside of the processes set forth in Rule 14a-8 of the Exchange Act. Stockholders who wish to present such proposals must submit their proposals on or before December 26, 2025.

Proposals may be mailed to Odyssey Marine Exploration, Inc., to the attention of the Corporate Secretary, 205 S. Hoover Boulevard, Suite #210, Tampa, FL 33609.

Compensation Committee

The Compensation Committee presently consists of Mark B. Justh, Larissa T. Pommeraud, Jon D. Sawyer (Chairman) and Todd E. Siegel, all of whom are independent directors as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market. The Compensation Committee Charter was adopted by the Board of Directors in April 2005 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter is reviewed annually and was last amended by the Board during November 2023. A copy of the Compensation Committee Charter is available on the Company’s website at www.odysseymarine.com. The Compensation Committee reviews and recommends to the Board compensation plans, policies and benefit programs for employees including stock options, distribution of stock in any form, incentive awards and termination agreements. The Committee sets the compensation arrangements for our executive officers and makes recommendations to the Board regarding the compensation of our independent directors. The Committee may form, and where legally permissible, may delegate authority to subcommittees when the Committee deems it appropriate or desirable to facilitate the operation or administration of the plans or programs. Where legally permissible the Committee may also delegate authority to committees consisting of employees who are not directors when the Committee deems it appropriate or desirable for the efficient administration of employee compensation and benefit plans. During the fiscal year ended December 31, 2024, the Compensation Committee held four meetings.

The Compensation Committee will also consider the annual non-binding stockholder vote on executive compensation in setting executive compensation each year. At our 2024 Annual Meeting, this proposal received a vote of over 95% of the votes cast in favor of approving our executive compensation for 2023.

Audit Committee

The Audit Committee presently consists of Mark B. Justh (Chairman), Jon D. Sawyer and Todd E. Siegel, who are independent directors (as defined in Rule 5605 of the listing standards of the Nasdaq Stock Market, and also meet the independence standards of SEC Rule 10a-3(b)(1). Mr. Justh serves as the Audit Committee Financial Expert. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls. It also facilitates open communication between the Audit Committee, the Board, Odyssey’s independent registered public accounting firm and management. The Audit Committee is responsible for reviewing the audit process and evaluating and retaining the independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee to review and discuss various matters pertaining to the audit, Odyssey’s financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Odyssey.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	13

The Audit Committee is charged with the treatment of complaints for the confidential, anonymous submission by Odyssey employees regarding potential questionable accounting or auditing matters. The Audit Committee follows a written charter outlining its duties, responsibilities and practices.

The Audit Committee Charter was adopted in January 2003 and has been reviewed, amended and updated by the Board from time to time as necessary. The Charter and the accompanying Responsibilities Checklist are reviewed annually and were last amended by the Board in March 2023 and reviewed by the Board in March 2025, with no changes made. A copy of the Audit Committee Charter and Responsibilities Checklist is available on the Company’s website at www.odysseymarine.com. During the fiscal year ended December 31, 2024, the Audit Committee held a total of seven meetings: two executive meetings, with the independent registered public accounting firm without management, and five Audit Committee meetings in which all aspects of its oversight role were discussed. The report of the Audit Committee is included in this Proxy Statement.

The Board of Directors has determined that Mark B. Justh is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. After careful review of his Director and Officer Questionnaire and given his experience, the Board made its determination that Mr. Justh has the attributes of an audit committee financial expert after carefully considering his education, experience, expertise, and other relevant qualifications.

Report of the Audit Committee

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight of the quality and integrity of accounting, auditing and reporting. The role of the Audit Committee includes appointing the independent registered public accounting firm; reviewing the services performed by the Company’s independent registered public accounting firm; approving and reviewing fees of the independent registered public accounting firm; evaluating the accounting policies and internal controls; reviewing compliance with the U.S. Foreign Corrupt Practices Act, the UK Bribery Act and other anti-bribery and anti-corruption policies relevant to the Company; reviewing significant financial transactions; and reviewing compliance with significant applicable legal, ethical and regulatory requirements. Although the full Board of Directors has the ultimate authority for effective corporate governance, including the oversight of corporate management, the Audit Committee’s role also includes inquiring about significant risks, reviewing risk management, and assessing the steps management has taken to mitigate or control these risks.

Our management is responsible for our internal controls and financial reporting process; the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our financial reporting, internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter, which outlines the duties, responsibilities and practices, can be found on our website at www.odysseymarine.com. The Audit Committee has a formal policy to receive complaints from employees regarding internal controls or financial reporting matters. This whistleblower process is communicated to both employees and consultants and is monitored by the Audit Committee chairman.

The Company’s outside independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of Odyssey’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB) and expressing an opinion on the conformity of the Company’s financial statements in accordance with generally accepted accounting principles (GAAP) accepted in the United States. The Audit Committee has reviewed and discussed with the independent registered public accounting firm its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended (AICPA, Professional Standards Vol. 1, AU Section 380), and as adopted by the PCAOB in Rule 3200T. The independent registered public accounting firm has full and free access to the Audit Committee.

The Audit Committee recognizes the importance of maintaining the independence of Odyssey’s independent registered public accounting firm. The Company prohibits its auditors from performing non-financial consulting services, such as information technology consulting or internal audit services. The Audit Committee has received the written disclosures and the letters from Grant Thornton LLP dated January 9, 2023, and March 11, 2024, and February 24, 2025, required by applicable requirements of the PCAOB Rule 3526, regarding the independent accountant’s communications with the audit committee concerning independence. The members of the Audit Committee have no financial or personal ties (other than equity ownership and relationships as described in this proxy statement) to Odyssey and all are “financially literate” and “independent” with respect to the Company.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	14

Just over a year ago, on February 20, 2024, the Audit Committee and the Board of Directors, in consultation with the Company’s management and a “Big Four” firm engaged as our external accounting advisors, concluded that the Company should restate certain of its consolidated financial statements, and that its financial statements included in the Company’s Forms 10-Q for each of the interim periods ended June 30, 2019, through June 30, 2023, and Forms 10-K for each of the years ended December 31, 2019, through December 31, 2022, should no longer be relied upon. These conclusions were due to a technical accounting error identified in the Company’s historical accounting treatment of the Company’s litigation financing used to fund its pending NAFTA arbitration, as a result of which the Company reevaluated its accounting treatment of the litigation financing and determined that it should be accounted for and classified as a derivative liability on the balance sheet, measured at fair value at each reporting date, with the corresponding change in market value being accounted for in the statement of operations.

We concluded that the error described above was consistent with the material weakness in the Company’s internal control over financial reporting as of June 30, 2023, as had been previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023. The Audit Committee discussed the error with Grant Thornton LLP, as the Company’s current independent registered public accounting firm, and with Warren Averett, LLC, the Company’s former independent registered public accounting firm.

On May 17, 2024, the Company corrected the error by filing restated consolidated financial statements for the fiscal year ended December 31, 2022 and five interim periods, as well as its consolidated financial statements for the period ended September 30, 2023, in a comprehensive Form 10-K for the year ended December 31, 2023. In addition to adjustments to the accounting treatment of the litigation financing, the restated financial statements included adjustments relating to the accounting treatment of certain other transactions that the Company reevaluated in conjunction with its restatement process.

All of the adjustments to the consolidated financial statement items for the affected periods are described in expanded disclosure in the consolidated financial statements, including a more detailed description of the restatement and its impact on previously reported consolidated financial statements, included in the Company’s comprehensive Form 10-K for the year ended December 31, 2023.

The determinations regarding the change in accounting treatment and the restatements of previously filed financial statements required significantly increased involvement of the Audit Committee. Accordingly, during 2023 and 2024, the Audit Committee met with management and Grant Thornton LLP a total of thirteen times—four private executive meetings and nine regular and special Audit Committee meetings—to discuss the adequacy of our internal controls, qualitative aspects of financial reporting in the accounting principles, the reasonableness of significant judgments and estimates, and the clarity of the disclosures in our financial statements, and to discuss the critical audit matters identified by Grant Thornton LLP in its reports to us included in our Form 10-K for the years ended December 31, 2022, 2023 and 2024.

The Audit Committee’s increased involvement also included increased oversight of the Company’s efforts to remediate the material weakness in the Company’s internal control over financial reporting, including by ensuring that the Company has sufficient resources with the adequate technical skills to identify and evaluate specific accounting positions and conclusions, including by engaging accounting advisory consultants to provide additional depth and breadth in our financial reporting and technical accounting functions.

The Audit Committee, in fulfilling its oversight responsibilities, reviewed with management and the independent registered public accounting firm the audited financial statements and the notes thereto in the Company’s Form 10-K for the fiscal year ended December 31, 2024. The Company’s independent registered public accounting firm expressed the opinion that the Company’s audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States and included a going concern paragraph at the end of an unqualified audit opinion.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2024, be included in Odyssey Marine Exploration, Inc.’s Annual Report on Form 10-K for its 2024 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Mark B. Justh, Chairman

Jon D. Sawyer, Todd E. Siegel

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	15

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors through our Corporate Secretary by writing to the following address: Odyssey Marine Exploration, Inc., Attention: Board of Directors, 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609. Our Corporate Secretary will forward all correspondence to the Board of Directors. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Odyssey Marine Exploration, Inc.’s common stock as of March 31, 2025, by each person known to us to beneficially own more than 5% of our common stock, each director, each named executive officer listed in the “Summary Compensation Table,” and all current directors and executive officers as a group. The number of shares of common stock outstanding used to calculate the percentage for each listed person includes the shares of common stock underlying options and restricted stock units and rights to acquire common stock beneficially owned by that person that are exercisable or will be settled within 60 days following March 31, 2025.

Except as described below under “Certain Relationships and Related Party Transactions,” or as otherwise indicated in a footnote, all of the beneficial owners listed have, to our knowledge, sole voting, dispositive and investment power with respect to the shares of common stock listed as being owned by them. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o Odyssey Marine Exploration, Inc., 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609.

Name of Beneficial Owner	Amount of Beneficial Ownership(1)		Percentage of Class

Mark D. Gordon, Chief Executive Officer and Chairman	805,736	(2)	2.7%

John D. Longley, President and Chief Operating Officer	492,721	(3)	1.7%

Mark B. Justh, Director	856,611	(4)	2.9%

Larissa T. Pommeraud, Director	7,500	(5)	*

Jon D. Sawyer, Director	151,978	(6)	*

Todd E. Siegel, Director	123,446	(7)	*
Officers & Directors as a Group TOTAL	2,437,992		8.0%

John Addis/FourWorld Capital Management LLC 7 World Trade Center, Floor 46 New York, NY 10007	1,102,318	(8)	5.1%

Sina Toussi/Two Seas Capital LP/Two Seas Capital GP LLC 32 Elm Place 3rd Floor Rye, NY 10580	2,947,747	(9)	9.99%

Capital Latinoamericano, S.A. de C.V./.Juan Antonio Carlos Cortina Gallardo Monte Caucaso 915-4 Lomas de Chapultepec Mexico City 11000	2,481,819	(10)	8.53%

*Indicates less than one percent of common stock.

(1)	Unless otherwise noted, the nature of beneficial ownership consists of sole voting and investment power.

(2)	Consists of 267,949 shares and 537,787 shares underlying currently exercisable stock options held by Mr. Gordon.

(3)	Consists of 111,896 shares and 380,825 shares underlying currently exercisable stock options held by Mr. Longley.

(4)

Consists of 473,965 shares held by Mr. Justh, 77,159 shares held by his spouse and 834 shares held by Hybrid Equity Partners LLC, a limited liability company of which Mr. Justh is a member, 60,000 shares underlying currently exercisable stock options and rights under a Securities Purchase Agreement to purchase 244,653 shares of common stock held by Mr. Justh.

(5)	Consists of 7,500 shares of common stock underlying currently exercisable stock options held by Ms. Pommeraud.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	17

(6)

Consists of 70,448 shares held jointly by Mr. Sawyer and his spouse, 10,455 shares held by Sawyer Family Partners, Ltd., a limited partnership of which Mr. Sawyer serves as the general partner, and 71,075 shares underlying currently exercisable stock options held by Mr. Sawyer.

(7)	Consists of 56,905 shares and 66,541 shares underlying currently exercisable stock options held by Mr. Siegel.

(8)	Based on Schedule 13G filed by FourWorld Capital Management LLC, and John Addis on February 14, 2025.

(9)	Based on Schedule 13G/A filed by Sina Toussi, Two Seas Capital LP and Two Seas Capital GP LLC on February 14, 2025.

(10)	Based on Schedule 13G filed by Capital Latinoamericano, S.A. de C.V. and Juan Antonio Carlos Cortina Gallardo on January 2, 2025.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets forth information about the Company’s common stock that was available for issuance under all the Company’s existing equity compensation plans as of December 31, 2024:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (# )(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance (# )(2)
Equity compensation plans approved by security holders	2,129,581	2.74	1,283,792
Equity compensation plans not approved by security holders	-	-	-

(1)	Consists of 2,129,581 stock options and no restricted stock units under the 2015 and 2019 Stock Incentive Plans approved by stockholders.

(2)	Includes shares available for issuance under the 2019 Stock Incentive Plan, only. There are no securities remaining available for future issuance under the 2015 Stock Incentive Plan.

Each outstanding stock option may be settled in stock on a one-for-one basis. The weighted average exercise price of the 2,129,581 stock options is $2.74. There are no restricted stock units outstanding. The shares available for issuance under the 2019 Stock Incentive Plan are available for Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights. The Amended 2015 Stock Incentive Plan expired on January 2, 2025, and will no longer provide additional awards. Options or awards then outstanding may vest or be exercised until they expire or terminate. The 2019 Stock Incentive Plan was approved by the stockholders in June 2019 and expires on June 3, 2029, after which there may be no further grants or awards of shares remaining in the plan. Options or awards outstanding may be exercised until they expire or terminate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, executive officers, and beneficial owners of greater than 10 percent of the Company’s common stock to file reports concerning their ownership of and transactions in Company common stock. Based on a review of the copies of those reports furnished to the Company, or written representations that no other reports were required, the Company believes that its officers and directors complied with all such filing requirements under Section 16(a) during 2024 except for Mr. Siegel, a director, filed a late Form 4 on November 13, 2024, that should have been reported by October 25, 2024.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	18

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Introduction

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this Proxy Statement.

This section details the objectives and design of our executive compensation program. It includes a description of the compensation provided in 2024 to our executive officers who are named in the Summary Compensation Table and listed below:

Mark D. Gordon	Chief Executive Officer

John D. Longley	President and Chief Operating Officer

Employment Agreements with Our Named Executive Officers

Mark D. Gordon

In August 2014, Odyssey entered into an employment agreement with Mark D. Gordon providing for Mr. Gordon to assume the position of Chief Executive Officer, and Mr. Gordon assumed that position on October 1, 2014. The employment agreement was for an initial term of three years and automatically renews for successive one-year periods unless terminated by Odyssey or Mr. Gordon upon ninety (90) days written notice given prior to the end of the initial term or any renewal term. On November 30, 2016, the employment agreement was amended to reflect the effect of a one-for-twelve reverse stock split and to adjust the exercise prices at which vesting would occur as deemed appropriate by the Compensation Committee. On June 6, 2019, the employment agreement was further amended to extend the vesting period for certain restricted stock units held by Mr. Gordon until September 30, 2020. On August 8, 2021, the employment agreement was further amended to extend the vesting period for certain restricted stock units held by Mr. Gordon to October 1, 2022, at which time the units expired unexercised.

Pursuant to the employment agreement, as amended, Mr. Gordon will be paid a salary of not less than $350,000, subject to review at least annually. Mr. Gordon is also entitled to participate in Odyssey’s annual incentive plan (which provides for a target award of no less than 70.0% of Mr. Gordon’s salary) and Odyssey’s long-term incentive program (which provides for a target value of no less than 125.0% of Mr. Gordon’s salary). Mr. Gordon also received the following equity awards under the employment agreement and Odyssey’s 2005 Stock Incentive Plan:

•	a restricted stock award of 8,333 shares of common stock that vested immediately, having a value of $15.24 per share on the date of grant; and

•

an initial grant of restricted stock units representing 41,667 shares of common stock that would vest in 25.0% increments when the average closing share price of Odyssey’s common stock for any 20 consecutive trading days reaches $12.00, $13.71, $15.43, and $17.14, subject to Mr. Gordon’s continued employment. The restricted shares remained unvested on October 1, 2022, and were forfeited.

Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause (as defined in the employment agreement) or by Mr. Gordon with or without good reason (as defined in the employment agreement). If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) his salary and earned annual or long-term incentive compensation through the date of termination (the “Accrued Obligations”); (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards would become fully vested.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	19

If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations.

The employment agreement further provides for the vesting of all outstanding unvested stock options and restricted stock awards upon a change-in-control, which is defined in the employment agreement to include (a) a person or group acquiring 40.0% or more of the fair market value or voting power of the Company’s stock, (b) a person or group acquiring 25.0% or more of the voting power of the Company’s stock during a twelve-month period, and (c) a majority of the members of the Company’s Board of Directors is replaced by directors whose appointment or election is not endorsed by a majority of the Board of Directors before the date of election or appointment. If Mr. Gordon’s employment is terminated by him for good reason or by Odyssey without cause (excluding death or disability) within 24 months after a change-in-control, Mr. Gordon will be entitled to receive (w) the Accrued Obligations; (x) an amount equal to 250.0% of his salary and target annual incentive award for the year in which termination occurs; (y) a prorated incentive award or bonus for the year in which termination occurs; and (z) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents until the date he is no longer eligible to receive COBRA continuation coverage. All outstanding unvested stock options and restricted stock awards will become fully vested, with all options being exercisable for the remainder of their full term.

John D. Longley

The Company does not have an employment agreement with John Longley. Mr. Longley is entitled to benefit from the Company’s Executive Severance Plan.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to or earned by the Company’s Chief Executive Officer (“CEO”) and the other most highly compensated executive officers for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2024, and 2023. These individuals, including the CEO, are collectively referred to in this Proxy Statement as the “Named Executive Officers” or “NEO”.

2024 SUMMARY COMPENSATION TABLE

				Option	All Other
Name and Principal Position (1)	Year	Salary	Bonus	Awards ($)(2)	Compensation ($)(3)	Total ($)

Mark D. Gordon, Chief Executive Officer	2024	$509,850	$50,000	$312,000	$30,393	$902,243

	2023	$503,662	—	$201,000	$ 2,376	$707,038

John D. Longley, President and Chief Operating Officer	2024	$298,700	$25,000	$312,000	$ 1,543	$637,243

	2023	$295,075		$100,500	$ 1,523	$397,098

(1)	The offices held by each named executive officer are as of December 31, 2024.

(2)

The amounts reported reflect the fair value of stock option awards, in accordance with Accounting Standards Codification topic 718 – Stock Compensation (“ASC 718”), awarded under the 2019 Stock Incentive Plan. The 2024 amounts shown for each NEO are the stock option fair values on the dates of grant, which were January 29 and November 14, 2024, as LTIs for 2024 and 2025, respectively. The assumptions made in determining the fair value of the stock options are hereby incorporated by reference to the information under the heading “Stock-Based Compensation” in our Form 10-K for the period ended December 31, 2024. The stock options granted vested in full on the dates of grant. The stock options may be exercised for the number of shares vested until the expiration of the stock option awards.

(3)

The amounts shown reflect amounts for life insurance premiums paid by the Company on behalf of each NEO for the fiscal years 2024 and 2023. The amount shown for Mr. Gordon for 2024 also includes $28,017 of travel expense reimbursed to Mr. Gordon.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	20

Narrative Disclosure for Summary Compensation Table

Oversight of Executive Compensation and Role of Executive Officers in Compensation Decisions

The Compensation Committee oversees our executive compensation program. This includes compensation paid to the NEOs. Our Compensation Committee is made up of independent, non-management members of our Board of Directors. The Compensation Committee is responsible for reviewing, assessing and approving all elements of compensation for NEOs.

The CEO assesses the performance of the NEOs. He then recommends to the Compensation Committee a base salary, performance-based incentives or bonus plans and long-term equity awards at levels for each NEO that are included in the executive compensation plan, including himself, based upon that assessment. In 2023, the Compensation Committee retained Semler Brossy as outside executive compensation consultants to review our executive compensation program and make recommendations to the Compensation Committee on compensation related matters. The analysis provided by Semler Brossy regarding base salary, annual incentive plan, a bonus plan, and long-term incentive plan awards were all reviewed and considered by the Compensation Committee in a number of meetings and discussions. Based on this analysis and consultation, the Compensation Committee determined to revise base salary, adopt bonus plans in 2023 and 2024 in lieu of an annual incentive plan, and to provide long-term equity incentive awards in the form of stock options rather than restricted stock units to our executive officers. The Committee believes these plan features work to retain and incentivize executive officers while eliminating uncertain cash compensation that arise from annual incentive awards and vesting of restricted stock units.

Components and Results of the 2024 Executive Compensation Plan

Base Salaries. Base salary is intended to provide our executive officers a level of assured cash compensation that is reasonably competitive in the marketplace. It is based on the individual’s qualifications and experience with the Company, past performance, taking into account all relevant criteria, value to the Company, and the Company’s ability to pay. No changes to the base salaries of our NEOs were made in 2024.

2024 Executive Bonus Plan. The Company has achieved great success with many of its strategic goals over the last few years, including but not limited to multiple successful capital raises, an award in favor of the Company in the NAFTA arbitration, the Company’s investment in Ocean Minerals, LLC, and receipt of $9.4 million in proceeds, but it has not been able to offer a cash annual incentive plan for 2023 or 2024. In 2023, the Compensation Committee adopted a 2023 Special Bonus Plan in place of any annual incentive plan for all employees for 2023. In 2024, the Compensation Committee adopted a 2024 Executive Compensation Plan (“2024 Plan”) in place of an annual incentive plan for the executives of the Company for 2024. The 2024 Plan provides the Company will pay eligible executives a special cash bonus (“Executive Bonus”) payment if the Company profits significantly from its ownership of ExO, subject to the conditions set forth in the 2024 Plan if the special bonus conditions are met.

For the Executive Bonus to be payable, all the following conditions must be met:

•

On or prior to December 31, 2025, either (a) the tribunal in Odyssey’s pending arbitration against Mexico under the North American Free Trade Agreement (the “Arbitration”) issues a decision in favor of and a monetary award to Odyssey and/or ExO (an “Award” and the date on which such decision is reported to Odyssey, the “Award Date”); or (b) (i) Odyssey enters into an agreement with Mexico settling the Arbitration or Odyssey, Oceanica Resources, S. de R.L. (“Oceanica Resources”) or ExO enters into and (ii) executes a purchase agreement with a third party pursuant to which Odyssey, Oceanica Resources or ExO is entitled to receive a monetary payment (a “Settlement”, the date of any such agreement, the “Settlement Date”) relating to ExO or its mineral licenses;

•	The gross amount of the Award or Settlement (the “Gross Amount”) is at least $150 million;

•

The Company’s notes issued on March 6, 2023, in the principal amounts outstanding on the Effective Date, have been satisfied in full or have been amended to extend the maturity date thereof to at least March 6, 2025;

•

Odyssey has received cash from any source, including but not limited to exercise of warrants, new debt or equity issuances, sales of assets, or monetization or liquidation of the Award or Settlement, on or after July 1, 2024,

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	21

(such funding amount, the “Capital Amount”) in an aggregate amount of not less than $7 million (which, together with the Company’s cash on hand as of the Effective Date, represents one year of funding for the Company’s operations plus $1 million of funding for the Executive Bonus) (the “Working Capital Amount” and such funding condition, the “Funding Condition”).

On September 17, 2024, the arbitral tribunal issued an award in favor of the Company that orders Mexico to pay US$37.1 million for breaching its obligations under NAFTA, plus interest at the one-year Mexico Treasury bond rate, compounded annually, from October 12, 2018, until the award is paid in full, plus the arbitrators’ fees and ICSID administrative costs. Because this is less than the Gross Amount specified in the plan, no payout is likely under the 2024 Executive Compensation Plan.

Discretionary Bonus. The Compensation Committee may award cash bonuses to our executive officers in connection with a significant change in job responsibilities or extraordinary contributions to the Company. During 2024, John Longley and Mark Gordon were awarded $25,000 and $50,000 respectively for their extraordinary contributions to the Company and significant additional responsibilities in conjunction with the successful restatement of the Company’s financial statements for the fiscal year ended December 31, 2022, and several interim periods, and a successful settlement negotiation resulting in a $9.4 million payment to the Company from an interest in a legacy shipwreck.

Long-Term Equity Incentive Awards. Long-term equity incentive (“LTI”) awards are designed to align a significant portion of total compensation with our long-term goal of increasing the value of the Company. These equity awards are designed to reward longer-term performance and facilitate equity ownership. The value of these targets is set by the Compensation Committee based on the individual’s qualifications and experience with the Company, past performance of duties and value to the Company. During 2024, the Compensation Committee granted equity awards in the form of stock options designed to retain and incentivize as the long-term incentive component of executive compensation to our NEOs.

2024 LTIs. In January 2024, in considering LTIs for 2024, the Compensation Committee considered that (a) the Compensation Committee has changed its practice of issuing restricted stock units because of the inability to fund employees’ tax obligations for such issuances, (b) the Compensation Committee has determined that it has not been able to approve any annual incentive plan for officers for 2023 or 2024 due to the Company’s limited liquidity, and (c) the Company has been operating with minimal staff in each department and the Company would face a significant deficiency in skill, experience, expertise and historical knowledge if it lost any of its current employees. The Compensation Committee also recognized that (a) any gain by Odyssey from its arbitration against Mexico would not have been possible without the dedication and hard work of its officers, employees, and directors in leading and supporting the arbitration and in maintaining the Company through this difficult period, (b) any such gain likely would result in an increase in the price of the Company’s stock, and (c) ensuring that officers, employees and directors, as important stakeholders in the Company, are in a position to share in the Company’s gain would allow the Company to offer compensation and long-term incentive to remain with the Company and to continue to create value for the Company and its stockholders. Accordingly, the Compensation Committee awarded LTIs in the form of stock incentives for 2024 described in more detail below in January 2024.

2025 LTIs. In November 2024, in considering LTIs for 2025, the Compensation Committee recognized the significant achievement of winning a judgment against Mexico in the NAFTA arbitration, but noted that the monetary award likely is not sufficient to result in bonus payments to participants in the 2023 or 2024 bonus compensation plans approved in lieu of annual incentive plans for those years. The Compensation Committee also noted that (a) the decrease in stock price after the NAFTA decision has caused the Company to fail to meet Nasdaq continued listing standards, (b) the ongoing efforts of our officers, directors and employees will be necessary to regain compliance, finance the Company and pursue opportunities in mineral exploration to place the Company in a sound financial position and (c) executive officers of the Company have identified and discussed with the Board of Directors credible opportunities to continue the phosphate project in Mexico with the potential to fulfill the Company’s objectives, and significant efforts are underway to achieve these objectives

The Compensation Committee approved the issuance of stock options to officers and independent directors that vested in November 2024 as LTIs for 2025 to offer compensation and long-term incentive to remain with the Company and to continue to create value for the Company and its stockholders, and to ensure that employees, officers and directors have an opportunity to benefit from the continued efforts.

The compensation value reported by the Company for the 2024 LTIs and 2025 LTIs described above is the fair value in accordance with accounting standards on the grant date of each of the awards.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	22

During 2024, the Compensation Committee awarded grants of stock options to the following NEOs:

	2024 Option Awards (1)
Name	Position	Stock Option (shares) (2)

Mark D. Gordon	Chief Executive Officer	250,000

John D. Longley	President and Chief Operating Officer	250,000

(1)

The stock option awards made from the 2019 Stock Incentive Plan are valued based upon the ASC 718 fair value on each of the grant dates which was $2.61 on January 29, 2024 and $0.34 on November 14, 2024.

(2)

Each NEO was granted 100,000 stock options on January 29, 2024, with an exercise price of $4.65, and 150,000 stock options on November 14, 2024, with an exercise price of $0.4141. The stock options have five-year terms and vested on the date of grant. Each stock option may be exercised for the purchase of one share of common stock,

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	23

Pay Versus Performance Table
The following table sets forth information regarding the executive compensation actually paid to the Company’s Chief Executive Officer (“CEO”), the average of the executive compensation actually paid to the other NEOs included in the Summary Compensation Table and the total shareholder return and net income for the fiscal years ended December 31, 2022, 2023 and 2024.
2024 PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(4)	Net Income (5)
2024	$902,243	$640,280	$637,243	$508,626	$13.85	$15,657,934
2023	$707,038	$648,084	$275,345	$202,934	$89.42	$5,345,819
2022	$928,804	$919,365	$549,280	$590,976	$74.62	$(22,079,859)

(1)	Mark D. Gordon, Chief Executive Officer, is the PEO for each year ended December 31, 2024, 2023 and 2022.

(2)
John D. Longley, President and Chief Operating Officer is the single NEO included in the calculation of the average executive compensation actually paid to our non-PEO
NEOs for the fiscal year ended December 31, 2024. John D. Longley and Christopher E. Jones, who served as Chief Financial Officer until July 7, 2023, were the two NEOs included in the calculation of the average executive compensation actually paid to our non-PEO
NEOs for the years ended December 31, 2023 and 2022.

(3)	The adjustment to executive compensation actually paid to Mr. Gordon, our PEO, and the average of all other Non-PEO NEOs for the applicable years ended December 31, 2024, 2023 and 2022 consist of:

Adjustments	PEO			Average non-PEO NEOs
	2024	2023	2022	2024	2023	2022

Deduction for amounts reported under “Stock Awards” & “Option Awards” in the Summary Compensation Table for applicable FY	$(312,000)	$(201,000)	$(366,027)	$(312,000)	$(50,250)	$(211,212)

Increase for ASC 718 fair value of Awards granted during applicable year that remain unvested as of applicable year end, determined as of applicable year end date	$-	$279,000	$246,877	$-	$69,750	$118,338

Increase for ASC 718 fair value of Awards granted during applicable year that vested during the applicable year, determined as of the vesting date	$312,000	$-	$388,879	$312,000	$-	$158,099

Increase/Deduction for Awards granted during the prior fiscal year that were outstanding as of the applicable fiscal year end, determined by the change in ASC 718 fair value from prior year end to applicable year end date	$(156,001)	$(13,927)	$(149,992)	$(77,999)	$(3,500)	$(38,228)

Increase/Deduction for Awards Granted during the prior fiscal year that vested during the applicable FY, determined by the change in ASC 718 fair value from prior YE to vesting date	$(105,962)	$(123,027)	$57,493	$(50,618)	$(29,241)	$14,699

Deduction for ASC 718 fair value of Awards Granted during a prior fiscal year that were forfeited during the applicable FY, determined as of the applicable year end date.	$-	$-	$(216,668)	$-	$(59,169)	$-

(4)
The total shareholder return is based on an investment of $100 in the company common stock on December 31, 2021. The closing stock price of our common stock used in the calculation of total shareholder return were, as of December 31, 2021, 2022, 2023 and 2024, $5.20, $3.88, $4.65 and $0.72 respectively.

(5)	The net income(loss) for the years ended December 31, 2022, 2023 and 2024, are from the audited financial statements contained in the Form 10-K filed with the SEC for the year ended December 31, 2024.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	24

The following chart illustrates the relationship between executive compensation actually paid to our PEO and the average of the executive compensation actually paid to our non-PEO
NEOs for the years ended December 31, 2024, 2023, and 2022 to the total shareholder return based on an initial investment of $100 in our common stock as of December 31, 2021.

Relationship Between Executive Compensation Actually Paid and Total Shareholder Return
Executive Compensation Actually Paid $
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
TSR of Initial $100 Investment
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
2022
2023
2024
PEO
Non-PEO NEOs
TSR

The following chart illustrates the relationship between executive compensation actually paid to our PEO and the average of the executive compensation actually paid to our non-PEO
NEOs for the years ended December 31, 2024, 2023, and 2022 and net profit or loss for the years ending December 31, 2024, 2023, and 2022 reported in our audited financial statements contained in our Form
10-K
filed with the SEC for the year ended December 31, 2024.

Relationship Between Executive Compensation Actually Paid and Net Income (Loss)
Executive Compensation Actually Paid $
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
($10,000,000)
($15,000,000)
($20,000,000)
($25,000,000)
Net Income (Loss) $
2022
2023
2024
Year
PEO
non-PEO NEOs
Net Income (Loss) $

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	25

Other Policies and Practices Related to Executive Compensation
Compensation Recovery (“Clawbacks”)
.
We adopted a clawback policy in 2013 that applied to performance-based compensation linked to our reported financial results. In
August 2023
, our Board of Directors approved and adopted an updated
Policy for the Recovery of Erroneously Awarded Compensation
(“Clawback Policy”) to provide for the recovery of erroneously awarded Incentive-based compensation (including any award of options, PSUs or RSUs) from Executive Officers in accordance with the applicable rules of The Nasdaq Stock Market and the Securities and Exchange Act of 1934. Under this policy, in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, we will reasonably promptly recover from any executive officer Erroneously Awarded Compensation granted, earned, paid or that became vested during the three-year period preceding the date on which we are required to prepare an accounting restatement.
Retirement Plans and All Other Compensation.
Odyssey does not have any deferred compensation or retirement plans. Our officers participated in non-discriminatory
life and health insurance plans as did all other employees.
Life Insurance Benefits Payable upon Death of Our NEOs.
At December 31, 2024, there were life insurance policies that would have paid the following benefits upon the death of our NEOs as follows:

Named Executive Officer	Life insurance benefits payable upon the death of our NEOs as of December 31, 2024
Mark D. Gordon	$300,000
John D. Longley	$299,000

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	26

Outstanding Equity Awards at 2024 Year-End

The following table shows the number of shares of common stock covered by outstanding stock option awards that are exercisable and unexercisable as of December 31, 2024. There were no shares of common stock covered by unvested restricted stock awards for our NEOs as of December 31, 2024.

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Mark D. Gordon
	254,454		$3.60	12/09/2027	(1)
	33,333	66,667	$3.53	6/9/2028	(2)
	100,000	—	$4.65	1/29/2024	(3)
	150,000	—	$.4141	11/14/2024	(4)

John D. Longley
	114,158		$3.60	12/9/2027	(5)
	16,667	33,333	$3.53	6/9/2028	(6)
	100,000	—	$4.65	1/29/2024	(7)
	150,000	—	$.4141	11/14/2029	(8)

(1)	These options vested as to 117,300 shares on December 9, 2022, and 45,718 shares on each of December 20, 2022, 2023, and, 2024.

(2)	These options vested as to 33,333 shares on June 9, 2024 and will vest in 33,333 shares on June 9, 2025 and 33,334 shares on June 9, 2026.

(3)	These options vested as to 100,000 shares January 29, 2024.

(4)	These options vested as to 150,000 shares November 11, 2024.

(5)	These options vested as to 48,415 shares on December 9, 2022, and 21,914 shares on each of December 20, 2022, 2023, and 2024.

(6)	These options vested as to 16,667 shares on June 9, 2024, and will vest in 16,666 shares on June 9, 2025, and 2026.

(7)	These options vested as to 100,000 shares on January 29, 2024.

(8)	These options vested as to 150,000 shares on November 14, 2024.

Potential Payments Upon Termination or Change in Control

Change in Control

Mr. Gordon, our Chief Executive Officer, has a written employment agreement that provides payments at, following, or in connection with a change-in-control of the Company or termination. The Company also has an Executive Severance Plan, adopted in August 2024, to attract and retain qualified executives that provides for payments to our other NEOs at, following, or in connection with a change in control of the Company. Under our stock incentive plans, the Compensation Committee has the discretion, but not the obligation, to accelerate the vesting or to compensate holders of otherwise unvested stock incentives in the event of a change in control. Only options or restricted stock awards not assumed by the entity taking control are subject to potential acceleration of vesting under a change in control.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	27

In the event of termination due to a change in control, Mr. Gordon would be entitled to a payment equal to two and one half times the sum of his base salary and annual incentive valued at 80% of his base salary.

In the event of termination due to a change in control, Mr. Longley would be entitled to a payment equal to two times the sum of his base salary and his highest target annual cash bonus in any of the three immediately preceding years (provided any such bonus amount for these purposes shall not exceed the Participant’s base salary in effect at the time of such termination).

Termination

Mr. Gordon’s employment may be terminated at any time by Odyssey with or without cause or by Mr. Gordon with or without good reason on 90 days’ written notice. If Mr. Gordon’s employment is terminated by Odyssey without cause, by Mr. Gordon with good reason, as a result of Mr. Gordon’s disability, or if Odyssey elects not to renew the employment agreement at the end of the initial term or any renewal term, Mr. Gordon will be entitled to receive (a) the Accrued Obligations; (b) an amount equal to 200.0% of his salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) reimbursement for the monthly COBRA premium paid by Mr. Gordon for group health insurance coverage for him and his dependents. All outstanding unvested stock options and restricted stock awards will become fully vested. If Mr. Gordon’s employment is terminated by Odyssey with cause, by Mr. Gordon without good reason, as a result of Mr. Gordon’s death, or if Mr. Gordon elects not to renew the employment agreement at the end of the initial term or any renewal term, Odyssey will have no further payment obligations to Mr. Gordon other than for the Accrued Obligations.

Mr. Longley’s employment may be terminated at any time by the Company with or without cause. Pursuant to the Executive Severance Plan, if Mr. Longley’s employment is terminated by the Company without cause, by Mr. Longley with good reason, or in certain other circumstances, Mr. Longley will be entitled to receive an amount equal to (a) any accrued obligations; (b) 100.0% of his base salary and target annual incentive award for the year in which termination occurs; (c) a prorated incentive award or bonus for the year in which termination occurs; and (d) continued participation for himself and eligible dependents in the Company’s group health and life insurance plans, subject to any eligibility requirements under the COBRA plan. All outstanding unvested stock options and restricted stock awards will become fully vested. If Mr. Longley’s employment is terminated by the Company with cause, by Mr. Longley without good reason, or as a result of Mr. Longley’s death, the Company will have no further payment obligations to Mr. Longley other than for any accrued obligations.

Director Compensation

The Compensation Committee approved a 2024 Board of Directors Compensation Plan for directors who are not our employees under which they would be entitled to receive the following compensation for their service on our Board of Directors:

•	Annual retainer of $40,000 per director. Additional annual retainers as follows for chairmanship duties:

Lead Director	$15,000

Audit Committee Chairman	$10,000

Compensation Committee Chairman	$ 5,000

Governance and Nominating Committee Chairman	$ 5,000

•	A target equity component valued at $45,000 per director in the form of stock or option awards from the Company stock incentive plan.

•	We do not pay amounts that would be classified as perquisites or other compensation to our directors, and there are no existing or potential change-in-control, retirement or legacy obligations.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	28

The table below indicates the amounts earned by each of our three independent directors for the year ended December 31, 2024:

2024 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Equity Award($)(4)	Total ($)

Mark B. Justh(1)	$70,000	$62,200	$132,000

Jon D. Sawyer(2)	$45,000	$62,200	$107,200

Todd E. Siegel(3)	$45,000	$62,200	$107,200

(1)	Mr. Justh held 60,000 stock options as of December 31, 2024.

(2)	Mr. Sawyer held 71,075 stock options as of December 31, 2024.

(3)	Mr. Siegel elected to receive 16,547 shares of common stock in lieu of $22,500 of cash compensation earned for 2024. Mr. Siegel held 66,541 stock options as of December 31, 2024.

(4)

Each of Mr. Justh, Mr. Sawyer and Mr. Siegel received 19,943 stock options with a fair market value of $2.61 and a five-year term during January 2024 in satisfaction of the equity component of director compensation for June 2023 to June 2024. In November 2024, each of the three independent directors received 30,000 stock options with a fair market value of $0.34, of which 16,767 stock options satisfied their equity compensation for June to December 2024, and the balance of the award satisfied their equity compensation for January to June 2025. Each of the options issued in November 2024 has an exercise price of $0.4141 per share and a term of five years.

Director Compensation for 2025

Director compensation for 2025 is expected to remain generally the same as 2024 director compensation, with stock options making up the equity component of director compensation. Directors will have the choice of accepting their retainers in cash or equity. The following table provides an estimate of director compensation for 2025:

•	Annual retainer of $40,000 per director. Additional annual retainers as follows for chairmanship duties:

Lead Director	$15,000

Audit Committee Chairman	$10,000

Compensation Committee Chairman	$ 5,000

Governance and Nominating Committee Chairman	$ 5,000

•	A target equity component valued at $45,000 per director in the form of stock or option awards from the Company stock incentive plan.

Certain Relationships and Related Party Transactions

The Board of Directors has a written policy and procedures for the review, approval or ratification of transactions with executive officers, directors and nominees for director, any person who is a security holder known to us to be the beneficial owner of more than five percent of any class of our stock, and immediate family members of these parties. In general, the policy provides certain transactions with these related persons are subject to the review, approval and/or ratification of the disinterested members of the Board of Directors. All proposed or completed related party transactions are to be reported to our Disclosure Committee no later than the end of the current quarter and the Disclosure Committee will present the transaction to the Board of Directors for review, ratification or approval. If ratification of a transaction is not forthcoming, management must make all reasonable efforts to cancel or annul that transaction. If a transaction with a related party is entered into without the

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	29

pre-approval of the Board of Directors, it shall not be deemed to violate these policies and procedures, or be invalid or unenforceable, so long as the transaction is brought to the Board of Directors for ratification as promptly as reasonably practical after it is entered into or brought to the Company’s attention. The Board of Directors may use any process and review any information that it determines is reasonable to determine if a transaction is obtained in a comparable arm’s length transaction with a third party unrelated to the Company.

In addition, on an annual basis, each of our directors and executive officers completes a questionnaire and discloses information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she becomes a member of the Board of Directors. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter.

Our Board of Directors annually reviews all transactions and relationships including any disclosed in the director and officer questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director’s independence.

During fiscal year 2024, we had transactions, arrangements and relationships with entities with which some of our related persons, specifically certain of our directors, are affiliated. In accordance with the procedures in the Company’s policy, the Board of Directors reviewed and determined the following related persons had no direct or indirect material interest in those transactions, arrangements and relationships.

CIC Limited

We currently provide services to and own approximately 14.2% of the equity interests in a deep-sea mineral exploration company, CIC Limited (“CIC”). Odyssey’s lead director, Mark B. Justh, made an investment into CIC’s parent company and indirectly owns approximately 11.94% of CIC. We believe Mr. Justh’s indirect ownership in CIC does not impair his independence under applicable rules, and Odyssey’s board of directors has formed a special committee to address any matters relating to CIC. We are providing services to CIC in accordance with the terms of a Services Agreement pursuant to which Odyssey provides certain back-office services to CIC in exchange for a recurring monthly fee, as well as other deep-sea mineral related services on a cost-plus profit basis and is compensated for these services with a combination of cash and equity in CIC.

Ocean Minerals, LLC

We also provide services to a deep-sea mineral exploration company, Ocean Minerals, LLC (“OML”), in which we hold approximately 6.28% of the equity interests. We are providing these services to OML pursuant to the Contribution Agreement that provides for deep-sea mineral related services on a cost-plus profit basis and will be compensated for these services with equity in OML.

Salvage Agreement

We held a 40% interest in potential proceeds under a salvage agreement from our legacy shipwreck business. A company controlled by Mr. Justh obtained the right to the remaining 60% of those proceeds from an unrelated third party in exchange for the obligation to pay up to $1.0 million in legal expenses relating to the recovery of the proceeds, pursuant to a funding arrangement to which we are also a party. Odyssey and Mr. Justh’s controlled entity were responsible for any remaining legal costs on a pro rata basis. In 2024, Odyssey received a payment of $9.4 million in proceeds from this legacy shipwreck business. The company controlled by Mr. Justh also received proceeds from the distribution.

Oceanica and ExO

Odyssey and its subsidiary, Oceanica Marine Operations S.R.L. (“OMO”), hold three notes (the “Oceanica-ExO Notes”) issued and/or guaranteed by our majority-owned subsidiaries, ExO and Oceanica, in the aggregate principal amount of approximately $23.0 million, which was advanced to ExO and Oceanica to fund working capital, exploration and legal expenses. In addition, Odyssey provides management and administrative services to ExO and funds ExO’s ongoing administrative expenses pursuant to a services agreement in exchange for a recurring monthly fee and reimbursement of funded amounts. Certain of Odyssey’s former and current directors and officers are also directors or officers of ExO and Oceanica.

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Shareholders

We have entered into financing transactions with certain shareholders that hold more than five percent of our issued and outstanding Common Stock. FourWorld Capital Management LLC and its affiliates (“FourWorld”) beneficially own approximately 19.85% of our Common Stock. Funds managed by Two Seas Capital LP (“Two Seas”) own 9.99% of our Common Stock after giving effect to the 9.99% beneficial ownership limitation applicable to warrants held by its funds. Greywolf Opportunities Master Fund II LP and its affiliates (“Greywolf”) beneficially owned approximately 9.20% of our Common Stock through September 30, 2024.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	31

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, and retained Grant Thornton LLP to continue as our auditors for fiscal year ending December 31, 2024. During our review of the financial statements for the period ending September 30, 2023, we identified an error in the historical accounting treatment of our litigation financing arrangement that resulted in the Board of Directors and Audit Committee determining on February 20, 2024, that our financial statements for and the periods ended March 31, 2022 and 2023, June 30, 2022 and 2023, September 30, 2022, and the year ended December 31, 2022, would be restated. The Audit Committee appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, to review and audit the restatement of our 2022 financial statements.

Representatives of Grant Thornton LLP may be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

If the stockholders fail to ratify the selection of Grant Thornton LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Public Accounting Firm’s Fee

The following is a summary of the fees billed to us by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2023 and 2024:

Fee Category	2024	2023
Audit Fees(1)	485,000	1,068,000
Audit-Related Fees
Tax Fees		-
All Other Fees		-
Total Fees	$485,000	$1,068,000

(1)

Audit Fees consist of fees for the audit of Odyssey’s consolidated financial statements in our Annual Report on Form 10-K, review of Odyssey’s interim condensed consolidated financial statements in each of our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings and engagements. Audit fees are as of March 31, 2025.

Independence of Principal Accountant and Other Audit Committee Considerations

The Audit Committee reviews at least annually the independent auditors’ qualifications, performance and independence including that of the lead partner. On February 24, 2025, our Audit Committee received written confirmation from Grant Thornton LLP that the firm is independent of the Company in compliance with PCAOB Rule 3526 and in compliance with Rule 3520 within the meaning of the federal securities laws administered by the Securities and Exchange Commission.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	32

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

The Company’s independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company’s principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent registered public accounting firm during the past two fiscal years.

The affirmative vote of a majority of the votes properly cast at the Annual Meeting is required to approve this proposal. Discretionary broker voting is allowed. Abstentions will not affect the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Grant Thornton LLP to serve as our independent registered certified public accounting firm for the fiscal year ending December 31, 2025.

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PROPOSAL NO. 3: ADOPTION OF AMENDMENT TO ARTICLES OF INCORPORATION, INCLUDING SUB-PROPOSALS

General

The Company has proposed certain amendments to its Articles of Incorporation to ensure that it has sufficient flexibility to raise capital and to attempt to comply with certain listing requirements of the Nasdaq Capital Market. The proposed amendments are described in sub-proposals 3(a) and 3(b) (together, the “Articles Amendment Proposal”).

Sub–Proposal 3(a): The Authorized Capitalization Proposal

Our Articles of Incorporation currently authorize us to issues a total of 99,984,166 shares, consisting of two classes as follows: (a) 75,000,000 shares of common stock, and (b) 24,984,166 shares of preferred stock, each with a par value of $0.0001 per share. Our Board of Directors has approved, and is seeking the stockholder approval of discretionary authority to file, an amendment to our articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 shares to up to 150,000,000 shares or such lesser number of shares of common stock as is determined by the Board of Directors (the “Authorized Capitalization Proposal”). The full text of the proposed amendment is set forth in the form of Certificate of Amendment attached as Appendix A to this proxy statement.

Purpose of the Authorized Capitalization Proposal

The Board believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving our flexibility to promptly and appropriately use its common stock for business and financial purposes in the future. These business opportunities may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under stock plans, and other types of general corporate purpose transactions. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth. We believe that it is important to have the flexibility to issue shares of common stock beyond the limited amount remaining.

Potential Effects of Approving the Authorized Capitalization Proposal

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including the Nasdaq Capital Market. The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock. The perception that there might be additional dilution to our existing stockholders may put pressure on our stock price.

Although the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized shares of common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Authorized Capitalization Proposal is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company.

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The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof. We can provide no assurance that we will be successful in amending our Articles of Incorporation to increase the number of shares of common stock that are available for issuance, or that implementation of the Authorized Capitalization Proposal will not have an adverse effect on our stock price.

Potential Effects of Not Approving the Authorized Capitalization Proposal

If the Company’s stockholders do not approve the Authorized Capitalization Proposal, then the Company will not be able to increase the total number of authorized shares of common stock from 75,000,000 to 150,000,000 which, therefore, could prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

Reservation of Right to Not Implement Authorized Capitalization Proposal

The Board reserves its right to elect not to proceed, and to abandon, the Authorized Capitalization Proposal if it determines, in its sole discretion, that this proposal is no longer in our best interests. If (a) the Company’s stockholders approve the Authorized Capitalization Proposal and (b) the Board elects to proceed with implementation of the Authorized Capitalization Proposal, the Board will retain the right to the determine, in its sole discretion, the specific number of shares of common stock, up to a maximum of 150,000,000, to which to increase our number of authorized shares of common stock. If the stockholders approve and the Board determines to proceed with the Reverse Split Proposal described in Sub-Proposal 3(b) below, the Board anticipates that it would elect not to proceed with the implementation of the Authorized Capitalization Proposal.

Required Vote

The affirmative vote of a majority of the voting power is required to approve Proposal 3, including sub-proposal 3(a). Abstentions and broker non-votes will have the same effect as votes against this proposal because the shares are considered outstanding voting power but are not affirmative votes.

BOARD OF DIRECTORS RECOMMENDATION

The Board of Directors recommends that the stockholders vote FOR the Authorized Share Increase Proposal.

Sub–Proposal 3(b): The Reverse Split Proposal

Our Board of Directors has approved, and is seeking stockholder the approval of discretionary authority to file, an amendment to our articles of incorporation to implement a reverse stock split whereby each eight (or such lesser number as is determined by the Board of Directors) issued and outstanding shares of the Company’s common stock will be combined into one share of the Company’s common stock (the “Reverse Split Proposal”). The full text of the proposed amendment is set forth in the form of Certificate of Amendment attached as Appendix A to this proxy statement.

Our Board of Directors believes a reverse stock split is desirable for the following reasons:

Compliance with Nasdaq Listing Rule 5550(a)(2). On November 4, 2024, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Capital Market notifying the Company that, because the closing bid price of its common stock had been below $1.00 for 30 consecutive business days, it no longer complies with the requirements for continued listing on the Nasdaq Capital Market set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided a period of 180 calendar days, or until May 5, 2025, in which to regain compliance. To regain compliance with the minimum bid price requirement, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of ten consecutive business days during this 180-day period. If the Company does not demonstrate compliance with Listing Rule 5550(a)(2) by May 5, 2025, the Staff will determine whether the Company meets the other applicable standards for initial listing on the Nasdaq Capital Market (except the bid price requirement). If the Company meets such criteria, it may be eligible for an additional 180-day compliance period. If the Company does not regain compliance, its common stock will be subject to delisting. Our Board of Directors has concluded that a reverse stock split likely will strengthen our ability to regain compliance with this Listing Rule 5550(a)(2).

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	35

Increased Share Price. A reverse stock split may increase the trading price of shares of our common stock, potentially making them more attractive investments generally, and to institutional investors in particular.

Reduced Stockholder Transaction Costs. Because investors typically pay commissions based on the number of shares traded when they buy or sell shares of our common stock, these investors may pay lower commissions for trading a given dollar amount of our common stock if the reverse stock split occurs.

Determination of Appropriate Reverse Split Proposal Number

If the Board determines that it is in the best interest of the Company to implement the Reverse Split Proposal, the Board will determine the appropriate number of shares of issued and outstanding shares of the Company’s common stock that will be combined into one share of the Company’s common stock, provided that the number of shares to be combined into one share will not exceed eight. The primary purpose for the Reverse Split Proposal is to assist the Company in regaining compliance with Nasdaq Listing Rule 5550(a)(2) as described above. The Board will determine at the time of implementation of the Reverse Split Proposal, based on the then-current bid price for the common stock, an appropriate reverse stock split amount that will assist the Company in regaining compliance with the listing rule by attempting to increase the minimum bid price for the common stock to at least $1.00 by combining shares.

Reservation of Right Not to Implement Reverse Split Proposal

The Board reserves its right to elect not to proceed, and to abandon, the Reverse Split Proposal if it determines, in its sole discretion, that this proposal is no longer in our best interests. The primary purpose for the Reverse Split Proposal is to assist the Company in regaining compliance with Nasdaq Listing Rule 5550(a)(2) as described above. If the Company is able to regain compliance with the listing rule without implementing the Reverse Split Proposal, the Board of Directors may determine that the reverse stock split is not necessary and therefore not to proceed with the Reverse Split Proposal. If the Company does not implement the Reverse Split Proposal, the increase in authorized shares of common stock of the Company described in Sub- Proposal 3(a) above will be necessary to ensure the Company has sufficient authorized shares to effect equity transactions to meet its funding needs.

Potential Risks Associated with a Reverse Stock Split

The following is a non-exhaustive list of potential risks associated with effecting a reverse stock split:

No Guarantee of Increased Share Price. There are no assurances that the trading price of our common stock will increase upon the effectiveness of any reverse stock split approved by the Board. The future performance of our common stock will be based on our performance and other factors that are unrelated to the number of issued and outstanding shares of our common stock. If the trading price of shares of our common stock does not increase by an amount that is commensurate with the reduction in our shares issued and outstanding as a result of the reverse stock split, the total market capitalization of the Company will decrease.

Increased Number of Odd-Lot Holders. A reverse stock split is likely to result in some stockholders owning “odd-lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions on “round-lots” of even multiples of 100 shares.

Reduced Liquidity is Possible. The liquidity of our common stock could be adversely affected by the reduced number of shares that would be issued and outstanding if the reverse stock split is approved.

Effect of a Reverse Stock Split

The principal effect of the reverse stock split would be to reduce the number of issued and outstanding shares of the Company’s common stock based upon an exchange ratio of 1-for-8, or such lesser ratio as is determined by the Board of Directors. Assuming a 1-for-8 reverse stock split, each stockholder holding 200 shares of our common stock (par value $0.0001 per share) immediately prior to the reverse stock split taking effect will become a holder of 25 shares of our common stock (par value $0.0001 per share) after the reverse stock split is consummated.

The reverse stock split itself will not change the proportionate equity interests of our stockholders, nor will the respective voting rights or other rights of stockholders be altered in any way by the reverse stock split, other than as a result of the treatment of fractional shares as described below. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The number of authorized shares of the Company’s common stock will not change solely by virtue of implementing the Reverse Split Proposal.

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Assuming a 1-for-8 reverse stock split, after giving effect to the reverse stock split described in this Proposal 3(b), we would have outstanding 3,645,230 shares of common stock, and 4,383,544 shares of common stock will be issuable upon the exercise of outstanding conversion rights, options and warrants. This does not include 902,518 shares of common stock issuable upon the exercise of investors under our Securities Purchase Agreement dated as of December 23, 2024, of their right to purchase up to 7,220,141 shares of our common stock after the date of this proxy statement, on April 30, 2025.

Except as otherwise discussed in this proxy statement, we have no arrangements, agreements, understandings or plans at the current time for the issuance of additional shares of common stock following the reverse stock split. The issuance of additional shares of common stock could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

The unreserved shares of authorized and unissued common stock following the reverse stock split will be available for issuance in connection with such corporate transactions and purposes as may, from time to time, be considered advisable by our Board of Directors. Except as discussed herein, however, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock that will be available following the reverse stock split. Having such shares available for issuance in the future will allow the shares to be issued as determined by our board without further stockholder action, unless the circumstances require that we seek stockholder approval under the rules of the Nasdaq Capital Market. The issuance of additional shares of common stock for such corporate transactions and purposes could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

Potential Anti-Takeover Effects

If the reverse stock split is approved, the increased proportion of authorized but unissued shares of our common stock to the issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect. For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board or contemplating a tender offer or other transaction for the combination of the Company with another entity. We could also use the additional shares in ways that could be effective in resisting or frustrating a potential transaction that would have provided an above-market premium and that would have been favored by a majority of our independent stockholders.

Mechanics of Reverse Stock Split

If the Reverse Split Proposal is approved by stockholders and a reverse stock split is implemented, stockholders will be entitled to exchange their stock certificates after the reverse stock split takes place. Stockholders may exchange their stock certificates by contacting our transfer agent:

Mailing Addresses:	Telephone and Facsimile:
Computershare	Toll-free in the U.S.: (800) 962-4284
P.O. Box 43078	Outside the U.S.: (781) 575-3120
Providence RI, 02940-3078

Overnight correspondence should be sent to:	Stockholder Website:
Computershare 150 Royal Street	https://www-us.computershare.com/Investor/#Home
Suite 100
Canton, MA 02021

Otherwise, stock certificates representing pre-reverse stock split shares of our common stock will be exchanged for certificates evidencing post-reverse stock split shares at the first time they are presented to the transfer agent for transfer.

Effect on Equity Incentive Plans, Options, Warrants and Convertible Securities

If the Reverse Split Proposal is approved by stockholders and a reverse stock split is implemented, the number of shares of our common stock that may be issued upon the exercise of conversion rights held by holders of securities convertible into our common stock will be reduced proportionately based upon the 1-for-8 exchange ratio or such lower exchange ratio as

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	37

determined by the Board of Directors. Proportionate adjustments will also be made to the per-share exercise price and the number of shares of our common stock issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of our common stock. Finally, the number of shares reserved for issuance under our equity incentive plans and the Securities Purchase Agreement will be reduced proportionately based on the applicable exchange ratio.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up the next whole share.

Accounting Matters

Because the reverse stock split will not change the par value of shares of our common stock, our stated capital attributable to common stock on our balance sheet will be reduced to approximately 12.5% of its present amount assuming an exchange ratio of 1-for-8. Additional paid-in capital will increase by the dollar amount by which stated capital decreases. We have not distributed any cash dividend to the holders of our common stock.

Certain Federal Income Tax Consequences of a Reverse Stock Split

IN ACCORDANCE WITH 31 C.F.R. § 10.35(b)(5), THE DISCUSSION OF THE TAX ASPECTS PROVIDED HEREIN HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY FEDERAL TAX PENALTY. THE TAX DISCUSSION HEREIN IS WRITTEN WITH RESPECT TO THE REVERSE SPLIT PROPOSAL, AND EACH STOCKHOLDER SHOULD SEEK ADVICE BASED ON SUCH STOCKHOLDER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions, and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed in this summary. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split. We have not and will not seek a ruling from the Internal Revenue Service or an opinion of counsel regarding the United States federal income tax consequences of the proposed reverse stock split. Therefore, the income tax consequences discussed below are not binding on the Internal Revenue Service, and there can be no assurance that such income tax consequences, if challenged, would be sustained.

Subject to the above, the United States federal income tax consequences of the proposed reverse stock split may be summarized as follows:

The reverse stock split would qualify as a tax-free recapitalization under the Internal Revenue Code. Accordingly, a stockholder should not recognize any gain or loss for United States federal income tax purposes as a result of the receipt of the post-reverse stock split common stock pursuant to the reverse stock split.

The shares of post-reverse stock split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss on a subsequent disposition equal to the aggregate basis of the shares of pre-reverse stock split common stock held by the stockholder immediately prior to the reverse stock split.

A stockholder’s holding period for the post-reverse stock split common stock should include the holding period of the pre-reverse stock split common stock exchanged.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	38

Required Vote

The affirmative vote of a majority of the voting power is required to approve Proposal 3, including sub-proposal 3(b). Abstentions and broker non-votes will have the same effect as votes against this proposal because the shares are considered outstanding voting power but are not affirmative votes.

BOARD OF DIRECTORS RECOMMENDATION

The Board of Directors recommends that the stockholders vote FOR the Reverse Split Proposal.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	39

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

We provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. This vote is referred to as a “say-on-pay” vote.

The Summary Compensation Table and narrative discussion under the heading “EXECUTIVE COMPENSATION AND RELATED INFORMATION” contained in this proxy statement describe our executive compensation program and the compensation of our named executive officers for 2024. The Board of Directors is asking stockholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402(m) through (r) of Regulation S-K, including the compensation tables and other narrative executive compensation disclosures contained in the Company’s 2024 Proxy Statement, is hereby APPROVED.”

We believe that executive compensation should be aligned with the interests of the Company’s stockholders. In addition, executive compensation is designed to allow the Company to recruit, retain and motivate employees who play a significant role in the organization’s current and future success.

As a focus on the Company’s long-term performance, we believe that long-term equity awards are effective tools for aligning management and stockholder interests to increase overall stockholder value. In addition, the executive officers are often asked to implement long-term initiatives for the Company that, by definition, take more than one fiscal year to accomplish. Stability and continuity among the executive officers aids the Company in its implementation of such long-term initiatives.

The Compensation Committee regularly reviews our executive compensation program to ensure that compensation is closely tied to aspects of our performance that our executive officers can impact and that are likely to have an impact on stockholder value.

At the 2023 Annual Meeting, the Board of Directors recommended stockholders approve holding a “say-on-pay” vote every year. Our stockholders supported that recommendation. Accordingly, we will hold a “say-on-pay” vote annually until the 2029 Annual Meeting when stockholders will be asked to vote again on how frequently we should hold the “say-on-pay” vote.

The vote on this “say-on-pay” proposal is advisory, which means that the vote will not be binding on the Company, the Board of Directors or the Compensation Committee. The Compensation Committee will review and consider the results of the vote on this proposal in connection with its regular evaluations of our executive compensation program. As the Board of Directors has currently determined to hold this vote each year, the next “say-on-pay” vote will be held at the 2025 Annual Meeting of Stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that the stockholders vote FOR the advisory approval of the compensation of our named executive officers.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	40

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Stockholders may submit proposals for inclusion in our proxy materials in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2026 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and such proposals must be received by us no later than December 26, 2025. Such proposals should be delivered to Odyssey Marine Exploration, Inc., Attn: Corporate Secretary, 205 S. Hoover Boulevard, Suite 210, Tampa, Florida 33609.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this proxy statement. The forward-looking statements are made as of the date of this proxy statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements, except as required by law.

We caution you not to place undue reliance on any forward-looking statements made by us in this proxy statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in our other current and subsequent filings with the SEC.

PROXY SOLICITATION AND COSTS

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this proxy statement, the proxy card and any additional solicitation material that we may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries, custodians and other nominees holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding” potentially means extra convenience for stockholders and cost savings for companies reducing printing costs and postage fees.

A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	41

stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, please notify your broker or Odyssey.

Upon written request, Odyssey will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of our annual report and proxy materials, You may email Investor Relations at IR@odysseymarine.com. NOTE: Include the 12 Digit Control Number located on the Notice in the subject line of your e-mail.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one copy in the future, are asked to contact Computershare (if a registered holder) or their bank, broker or other nominee (if a beneficial holder) to request information about householding.

FORM 10-K

We will mail without charge, upon written request, a copy of Odyssey’s comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the consolidated financial statements, schedules and list of exhibits, specifically requested. Requests should be sent to: BY EMAIL: IR@odysseymarine.com. NOTE: Include the 12 Digit Control Number located on the Notice in the subject line of your e-mail.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Stockholders: This proxy statement is available for viewing on the Internet at www.proxydocs.com/OMEX for those stockholders who received a Notice of Internet Availability of Proxy Materials and also available on our website at www.odysseymarine.com. If you view the proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	42

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matter in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Mark D. Gordon

Chief Executive Officer and Chairman of the Board of

Directors

Dated: April 25, 2025

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	43

Appendix A

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and

Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State:

Odyssey Marine Exploration, Inc.

	Entity or Nevada Business Identification Number (NVID):	NV19971253088

2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐	Certificateto Accompany Restated Articles or Amended and Restated Articles
☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

    The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐   Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐

Certificateof Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

    The undersigned declare that they constitute at least two-thirds of the following: (Check only one box)  ☐ incorporators  ☐ board of directors

    The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒

Certificateof Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

    The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation*

have voted in favor of the amendment is:
Or ☐ No action by stockholders is required, name change only.
☐	Officer’sStatement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
☐ The entity name has been amended. ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ Other: (specify changes)	☐ Dissolution ☐ Merger ☐ Conversion

* Officer’s Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.	Page 1 of 2 Revised: 9/1/2023

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	A-1

FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and

Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

☐   The entity name has been amended.

☐   The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐   The purpose of the entity has been amended.

☒   The authorized shares have been amended.

☐   The directors, managers or general partners have been amended.

☐   IRS tax language has been added.

☐   Articles have been added.

☐   Articles have been deleted.

☒   Other.

    The articles have been amended as follows: (provide article numbers, if available)

See Continuation Sheet Attached
(attach additional page(s) if necessary)

6. Signature: (Required)	X
		Signature of Officer or Authorized Signer	Title
X
		Signature of Officer or Authorized Signer	Title

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.	Page 2 of 2 Revised: 9/1/2023

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	A-2

ODYSSEY MARINE EXPLORATION, INC.

NV Business ID: NV19971253088

Entity Number: C18418-1997

AMENDMENT TO ARTICLES OF INCORPORATION

CONTINUATION SHEET

The first sentence of Article IV (Capital Stock) of the Articles of Incorporation is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“The aggregate number of shares which this Corporation shall have the authority to issue is: One Hundred Fifty Million (150,000,000) shares of $0.0001 par value each, which shares shall be designated “Common Stock”; and Fifty Million (50,000,000) shares of $0.0001 par value each, which shares shall be designated “Preferred Stock” and which may be issued in one or more series at the discretion of the Board of Directors.”

Article XI of the Articles of Incorporation is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

“Article XI REVERSE SHARE SPLIT

Upon the effective date of the filing of this Amendment with the Nevada Secretary of State, in order to effect a reverse stock split of outstanding Common Stock, each eight (8) issued and outstanding shares of the Corporation’s Common Stock shall be combined into one (1) share of validly issued, fully paid and nonassessable Common Stock. As soon as practicable after such date, the Corporation shall request in writing the holders of its Common Stock outstanding as of the effective date of this amendment to surrender certificates representing the Corporation’s Common Stock to the Corporation and each such shareholder shall receive upon such surrender a stock certificate or certificates to evidence and represent the number of shares of post reverse split Common Stock to which such shareholder is entitled after this reverse split.”

ODYSSEY MARINE EXPLORATION, INC.-2025 Proxy Statement	A-3

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby appoints Mark D. Gordon and Mark B. Justh (the “Named Proxies”), or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Odyssey Marine Exploration, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, EDT on June 9, 2025 at the Hampton Inn and Suites, Tampa Airport Avion Park Westshore, 5329 Avion Drive, Tampa, FL 33607, and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICALLY TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 11, 2025 Monday, June 9, 2025 9:30 AM, Eastern Time Hampton Inn & Suites located at 5329 Avion Park Drive, Tampa, Florida 33607 P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/OMEX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-983-6670 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:30 AM, Eastern Time, June 9, 2025. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Odyssey Marine Exploration, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect five directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified; FOR WITHHOLD 1.01 Mark D. Gordon #P2# #P2# FOR 1.02 Mark B. Justh #P3# #P3# FOR 1.03 Larissa T. Pommeraud #P4# #P4# FOR 1.04 Jon D. Sawyer #P5# #P5# FOR 1.05 Todd E. Siegel #P6# #P6# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2025; #P7# #P7# #P7# FOR 3. To adopt an amendment to the Company’s articles of incorporation (the “Articles Amendment Proposal”) with the following sub-proposals; 3(a). A proposal for discretionary authority to file an amendment to our articles of incorporation to implement an increase in the number of shares of authorized common stock from 75,000,000 shares to up to 150,000,000 shares or such lesser number of shares of common stock as is determined by the Board of Directors (the “Authorized Capitalization Proposal”); and #P9# #P9# #P9# FOR 3(b). A proposal for discretionary authority to implement an up to one for eight reverse stock split whereby each eight (or such lesser number as is determined by the Board of Directors) issued and outstanding shares of the Company’s common stock will be combined into one share of the Company’s common stock (the “Reverse Split Proposal”). #P10# #P10# #P10# FOR 4. To obtain non-binding advisory approval of the compensation of our named executive officers; and #P11# #P11# #P11# FOR Note: Such other business as may properly come before the Annual Meeting of Stockholders or at any adjournments or postponements thereof may be transacted. Proposal_Page—VIFL Check here if you would like to attend the meeting in person. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date FOR PROPOSALS 1, 2, 3 (INCLUDING SUB-PROPOSALS 3(A) AND 3(B)) AND 4